EXHIBIT 99.1

Computational Materials

Harley-Davidson Motorcycle Trust 2005-4

Issuer

Subject to Revision

Term Sheet dated November 7, 2005

$234,000,000  [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-1

$73,937,000  [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-2

$17,063,000  [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class B

Harley-Davidson Customer Funding Corp.

Trust Depositor

Harley-Davidson Credit Corp.

Seller and Servicer

The information contained in the attached materials is referred to as the “Information”.

The attached Term Sheet has been prepared by Harley-Davidson Credit Corp. (“Harley Credit”) and relates to Harley-Davidson Motorcycle Trust 2005-4.  Neither Wachovia Capital Markets, LLC (“Wachovia Securities”) nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the notes.

The Information addresses only certain aspects of the notes’ characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the security.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Wachovia Securities is not acting as your advisor or agent.  Prior to entering into any transaction, you should determine, without reliance upon Wachovia Securities or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks.  In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) Wachovia Securities is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and Wachovia Securities’ disclaimers as to these matters.

Although a registration statement (including the prospectus) relating to the notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the notes discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the notes discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Wachovia Securities Syndicate Desk at (704) 715-7008.

Harley-Davidson Motorcycle Trust 2005-4

Harley-Davidson Credit Corp., Seller and Servicer

Harley-Davidson Customer Funding Corp., Trust Depositor

Subject to Revision

Term Sheet dated November 7, 2005

Trust	Harley-Davidson Motorcycle Trust 2005-4 (the “Trust”), a Delaware statutory trust.

Trust Depositor	Harley-Davidson Customer Funding Corp., a wholly owned, limited-purpose subsidiary of Harley-Davidson Credit Corp. (the “Trust Depositor”).

Seller and Servicer or Seller/Servicer	Harley-Davidson Credit Corp. (“Harley Credit” or the “Seller” or, in its capacity as Servicer, the “Servicer”), a wholly owned subsidiary of Harley-Davidson Financial Services, Inc.

Owner Trustee	Wilmington Trust Company, a Delaware banking corporation (in such capacity, the “Owner Trustee”).

Indenture Trustee

The Bank of New York Trust Company, N.A., a national banking association (in such capacity, the “Indenture Trustee”). The indenture trustee will also act as paying agent under the indenture and the trust agreement.

Closing Date	On or about November 16, 2005.

Terms of the Notes	The principal terms of the notes will be as described below:

Class	Aggregate Principal Amount	Interest Rate
Class A-1 notes		$234,000,000%
Class A-2 notes		$73,937,000%
Class B notes		$17,063,000%

The notes represent indebtedness of the trust secured by the assets of the trust.

Each class of notes will be issued in minimum denominations of $1,000 and will be available in book-entry form only.

Payment Dates	The trust will pay interest and principal on the notes on the 15th day of each month or if that day is not a business day, the next business day. The first payment date is December 15, 2005.

Record Dates	The day immediately preceding the payment date.

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Interest	Interest Periods: Interest on the notes will accrue in the following manner:

From (including)	To (excluding)	Day Count Convention
15th day of prior month	15th day of current month	30/360

The first interest period will begin on and include the closing date and end on and exclude December 15, 2005.

Payment of Interest:

On each payment date the trust will pay interest on the notes which will be made from available collections and other amounts.

Interest payments on the Class A-1 notes and Class A-2 notes will have the same priority. Interest payments on the Class B notes will be subordinated to interest payments on the Class A notes. The trust will make interest payments on the Class B notes after paying interest on the Class A-1 notes and Class A-2 notes.

Principal	On each payment date, the trust will pay principal on the notes which will be made from available collections and other amounts.

Principal payments on the Class A notes will be senior in priority to principal payments on the Class B notes. Principal payments on the notes will generally be paid sequentially, so that no principal will be paid on the Class A-2 notes or Class B notes until the Class A-1 notes have been paid in full and no principal will be paid on the Class B notes until the Class A-1 notes and Class A-2 notes have been paid in full.

Final Scheduled Payment Dates	The final scheduled payment dates of the notes are as follows:

Class	Final Scheduled Payment Date
Class A-1 notes	November 2010 Payment Date
Class A-2 notes	June 2012 Payment Date
Class B notes	June 2013 Payment Date

If the notes have not already been paid in full prior to their respective final scheduled payment dates, the trust will be obligated to pay the outstanding principal amount of the notes in full on such dates. Certain circumstances could cause principal to be paid earlier or later, or in reduced amounts.

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Optional Redemption

The servicer has the option to purchase all of the contracts on any payment date on which the aggregate outstanding principal balance of the contracts owned by the trust declines to less than 10% of the aggregate outstanding principal balance of the contracts as of the cutoff date.

If the servicer exercises this option, the notes will be redeemed at a price equal to the unpaid principal amount of the notes plus accrued interest thereon.

The Contracts and Other Assets of the Trust

The property of the trust will be a pool of fixed-rate, simple interest conditional sales contracts and promissory notes and security agreements relating to motorcycles manufactured by one or more subsidiaries of Harley-Davidson, Inc. (including Buell Motorcycle Company, LLC, a wholly-owned subsidiary of Harley-Davidson, Inc.), and certain other manufacturers. The contracts were originated indirectly by the seller primarily through Eaglemark Savings Bank, a wholly-owned subsidiary of Harley-Davidson Credit Corp., and, to a limited extent, through Harley-Davidson motorcycle dealers. Included in the trust’s assets are security interests in the Harley-Davidson, Buell and other motorcycles securing the contracts and proceeds, if any, from certain insurance policies and debt cancellation agreements with respect to such motorcycles.

The Contracts

The trust’s main source of funds for making payments on the notes will be collections on the contracts. The contracts transferred to the trust will be selected from contracts in the seller’s portfolio based on the criteria specified in the transfer and sale agreement. The contracts arise from loans to obligors located in the 50 states of the United States, the District of Columbia, the U.S. Territories and military bases.

On the closing date, pursuant to the sale and servicing agreement, the trust depositor will transfer, and the trust will acquire, contracts with the characteristics set forth below as of the close of business on November 2, 2005, the cutoff date.

No contract has a scheduled maturity later than November 2012. However, an obligor can generally prepay its contract at any time without penalty.

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COMPOSITION OF THE CONTRACTS

(AS OF THE CUTOFF DATE)

Aggregate Principal Balance	$325,000,000
Number of Contracts	24,081
Average Principal Balance	$13,496.12
Weighted Average Contract Rate	10.811%
(Range)	2.990% to 21.514%
Weighted Average Original Term (in months)	76.06
(Range)	12 to 84
Weighted Average Remaining Term (in months)	70.51
(Range)	3 to 84

GEOGRAPHIC CONCENTRATION

(AS OF THE CUTOFF DATE)

State	Principal Balance Concentration
Florida	12.50%
Texas	9.56%
California	9.45%
North Carolina	5.72%

No other state represented more than 5.00% of the aggregate principal balance of the contracts as of the cutoff date.

Reserve Fund

On the closing date, the servicer will establish a trust account in the name of the indenture trustee which we refer to as the “reserve fund.” The reserve fund provides you with limited protection in the event collections from obligors on the contracts are insufficient to make payments on the notes. We cannot assure you, however, that this protection will be adequate to prevent shortfalls in amounts available to make payments on the notes.

The initial balance of the reserve fund will be $2,437,500.00 (0.75% of the aggregate principal balance of the contracts as of the cutoff date). The amount required to be on deposit in the reserve fund on each payment date will equal the greater of (a) 2.00% of the aggregate principal balance of the contracts in the trust as of the last day of the immediately preceding calendar month (6.00% in the event a trigger event occurs) and (b) 1.00% of the initial aggregate principal amount of the notes. In no event shall the amount required to be on deposit in the reserve fund exceed the aggregate outstanding principal balance of the notes.

If the amount on deposit in the reserve fund on any payment date is less than the required amount, the trust will use the funds available to it after payment of the servicing fee and the fee payable to the indenture trustee, reimbursement of servicer advances and payment of interest and principal on the notes to make a deposit into the reserve fund. Amounts on deposit in the reserve fund on any payment date in excess of the required amount will be paid to the trust depositor.

If on any payment date the funds available to the trust to pay principal and interest on the notes are insufficient to make payments on the notes, the trust will use funds in the reserve fund to cover any shortfalls, but only to the extent of the amounts on deposit in the reserve fund at such time.

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If on the final scheduled payment date of any class of notes, the principal balance of that class has not been paid in full, the trust will use funds in the reserve fund to pay those notes in the order of priority set forth in “Principal” above, but only to the extent of the amounts on deposit in the reserve fund at such time.

Ratings	On the closing date, the notes must have received ratings from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, and Moody’s Investors Service, Inc. as set forth below:

	Standard & Poor’s	Moody’s

Class A-1	AAA	Aaa
Class A-2	AAA	Aaa
Class B	A–

A rating is not a recommendation to buy, sell or hold securities. There can be no assurance that the ratings will not be lowered or withdrawn at any time by either of the rating agencies.

Servicer Advances

The servicer is obligated to advance each month an amount equal to accrued and unpaid interest on each contract which was 30 days or greater delinquent with respect to the related due period, but only to the extent that the servicer believes that the amount of such advance will be recoverable from collections on such contract. The servicer will be entitled to reimbursement of its outstanding advances on any payment date by means of a first priority withdrawal of certain funds then held in the collection account.

Servicing Fees

The servicer will be entitled to receive a monthly servicing fee equal to 1/12th of 1.00% of the aggregate principal balance of the contracts as of the first day of the prior calendar month (or with respect to the first payment date, the aggregate principal balance of the contracts as of the cutoff date). The servicer will also be entitled to receive any extension fees or late payment penalty fees paid by obligors. The servicing fees will be paid to the servicer prior to any payments to the noteholders.

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Priority of Payments	Prior to Acceleration of the Notes:

On each payment date prior to the acceleration of the notes, the trust will apply collections on the contracts received during the prior calendar month, servicer advances and, with respect to payments of principal and interest on the notes, funds transferred from the reserve fund to make the following payments in the following order of priority:

• reimbursement of servicer advances;

• servicing fee;

• indenture trustee’s fee;

• interest on the Class A notes, pro rata;

• interest on the Class B notes;

• principal on the Class A-1 notes, until paid in full, then principal on the Class A-2 notes, until paid in full, then principal on the Class B notes, until paid in full;

• to the reserve fund, the amount, if any, needed to fund the reserve fund to the required amount; and

• any remaining amounts to the trust depositor as certificateholder under the trust agreement.

After Acceleration of the Notes:

After an event of default due to a breach of a material covenant or agreement by the trust and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:

• interest on the Class A notes, pro rata;

• interest on the Class B notes;

• principal on the Class A notes, pro rata, until paid in full; and

• principal on the Class B notes, until paid in full.

After an event of default due to a payment default or certain insolvency events and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:

• interest on the Class A notes, pro rata;

• principal on the Class A notes, pro rata, until paid in full;

• interest on the Class B notes; and

• principal on the Class B notes, until paid in full.

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Credit Enhancement	The credit enhancement for the notes is as follows:

	Class A notes:	• subordination of the Class B notes
• reserve fund
• excess spread

	Class B notes:	• reserve fund
• excess spread

Material Federal Income Tax Consequences

Winston & Strawn LLP, as federal tax counsel to the trust, will deliver its opinion that the notes will be characterized as debt for federal income tax purposes, and the trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation. The purpose of obtaining the opinion of tax counsel is to provide investors with greater assurance that the notes will be characterized as debt for federal income tax purposes and that the trust will not be subject to federal income tax at the entity level. However, an opinion of tax counsel is not binding on the Internal Revenue Service and there is no assurance that the Internal Revenue Service will not disagree with the opinion of federal tax counsel. By purchasing a note, you will agree to treat your note as debt for federal, state and local income tax purposes. Payments received by you will generally be treated as either interest or principal and you will not be considered an owner of an equity interest in the trust.

ERISA Considerations

The notes are generally eligible for purchase by employee benefit plans and individual retirement accounts and similar arrangements, and by persons investing on behalf of or with plan assets of such plans, accounts and arrangements, subject to certain considerations and exceptions.

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THE CONTRACTS

The contracts are fixed-rate simple interest conditional sales contracts or promissory notes and security agreements relating to motorcycles manufactured by one or more subsidiaries of Harley-Davidson, Inc. (including Buell Motorcycle Company, LLC, a wholly-owned subsidiary of Harley-Davidson, Inc.), or certain other motorcycle manufacturers.  The contracts were originated indirectly by the seller primarily through Eaglemark Savings Bank and, to a limited extent, through Harley-Davidson motorcycle dealers and acquired by the trust depositor in the ordinary course of the trust depositor’s business.  Each contract has a fixed contractual rate of interest and provides for, if timely made, payments of principal and interest which fully amortize the loan on a simple interest basis over its term.  The contracts have the following characteristics:

•      the last scheduled payment of each contract is due no later than November 2012;

•      the first scheduled payment date of contracts representing approximately 98.58% of the aggregate principal balance of the contracts as of the cutoff date is due no later than November 2005 and the first scheduled payment date of remaining contracts representing approximately 1.42% of the aggregate principal balance of the contracts as of the cutoff date is due no later than February 2006;

•      approximately 80.85% of the principal balance of the contracts as of the cutoff date is attributable to loans to purchase motorcycles which were new and approximately 19.15% is attributable to loans to purchase motorcycles which were used at the time the related contract was originated;

•      approximately 98.19% of the principal balance of the contracts as of the cutoff date is attributable to loans to purchase motorcycles manufactured by Harley-Davidson or Buell and approximately 1.81% of the principal balance of the contracts as of the cutoff date is attributable to loans to purchase motorcycles not manufactured by Harley-Davidson or Buell;

•      all contracts have a contractual rate of interest of at least 2.990% per annum and not more than 21.514% per annum and the weighted average contractual rate of interest of the contracts as of the cutoff date is approximately 10.811% per annum (see Table 1 below);

•      the contracts have remaining maturities as of the cutoff date of at least 3 months but not more than 84 months and original maturities of at least 12 months but not more than 84 months;

•      the contracts have a weighted average term to scheduled maturity as of the cutoff date of approximately 70.51 months, and a weighted average term to scheduled maturity, as of origination, of approximately 76.06 months (see Tables 2 and 3 below);

•      the average principal balance per contract as of the cutoff date was approximately $13,496.12 and the principal balances on the contracts as of the cutoff date ranged from $502.35 to $51,435.91 (see Table 4 below);

•      the contracts arise from loans to obligors located in 50 states, the District of Columbia, the U.S. Territories and military bases and constitute the following approximate amounts expressed as a percentage of the aggregate principal balance of the contracts as of the cutoff date: 12.50% in Florida, 9.56% in Texas, 9.45% in California and 5.72% in North Carolina (see Table 5 below).  No other geographic location represented more than 5.00% of the aggregate principal balance of the contracts.

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TABLE 1

DISTRIBUTION BY CONTRACT RATE OF THE CONTRACTS

(AS OF THE CUTOFF DATE)

rate	number of contracts	percent of number of contracts (1)	total outstanding principal balance	percent of pool balance (1)
2.990% - 3.000%	176	0.73%	$1,733,721.16	0.53%
3.001% - 4.000%	232	0.96	2,265,567.28	0.70
4.001% - 5.000%	912	3.79	12,091,229.60	3.72
5.001% - 6.000%	495	2.06	7,558,309.00	2.33
6.001% - 7.000%	1,544	6.41	23,861,434.80	7.34
7.001% - 8.000%	2,209	9.17	34,345,580.35	10.57
8.001% - 9.000%	2,700	11.21	42,614,677.13	13.11
9.001% - 10.000%	3,024	12.56	45,161,950.99	13.90
10.001% - 11.000%	2,014	8.36	27,197,692.26	8.37
11.001% - 12.000%	2,468	10.25	31,267,154.23	9.62
12.001% - 13.000%	2,275	9.45	27,417,578.73	8.44
13.001% - 14.000%	1,698	7.05	18,275,964.79	5.62
14.001% - 15.000%	1,113	4.62	12,127,903.20	3.73
15.001% - 16.000%	723	3.00	7,620,866.06	2.34
16.001% - 17.000%	521	2.16	6,009,929.94	1.85
17.001% - 18.000%	322	1.34	2,653,701.55	0.82
18.001% - 19.000%	33	0.14	190,307.31	0.06
19.001% - 20.000%	108	0.45	545,691.36	0.17
20.001% - 21.000%	651	2.70	9,775,192.34	3.01
21.001% - 21.514%	863	3.58	12,285,547.92	3.78

TOTALS:	24,081	100.00%	$325,000,000.00	100.00%

(1)           Percentages may not add to 100.00% because of rounding.

TABLE 2

DISTRIBUTION BY REMAINING TERM

TO MATURITY OF THE CONTRACTS

(AS OF THE CUTOFF DATE)

remaining term (months)	number of contracts	percent of number of contracts (1)	total outstanding principal balance	percent of pool balance (1)
3 - 12	511	2.12%	$913,945.09	0.28%
13 - 24	2,319	9.63	9,696,586.28	2.98
25 - 36	2,026	8.41	16,305,887.54	5.02
37 - 48	739	3.07	7,616,741.45	2.34
49 - 60	3,405	14.14	45,338,538.29	13.95
61 - 72	6,285	26.10	78,982,991.03	24.30
73 - 84	8,796	36.53	166,145,310.32	51.12

TOTALS:	24,081	100.00%	$325,000,000.00	100.00%

(1)           Percentages may not add to 100.00% because of rounding.

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TABLE 3

DISTRIBUTION BY ORIGINAL TERM

TO MATURITY OF THE CONTRACTS

(AS OF THE CUTOFF DATE)

ORIGINAL TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)
1 - 12	7	0.03%	$65,368.84	0.02%
13 - 24	104	0.43	680,748.03	0.21
25 - 36	436	1.81	3,812,998.96	1.17
37 - 48	662	2.75	6,855,838.05	2.11
49 - 60	3,448	14.32	42,678,329.59	13.13
61 - 72	8,718	36.20	88,398,111.01	27.20
73 - 84	10,706	44.46	182,508,605.52	56.16

TOTALS:	24,081	100.00%	$325,000,000.00	100.00%

(1)           Percentages may not add to 100.00% because of rounding.

TABLE 4

DISTRIBUTION BY CURRENT BALANCE OF THE CONTRACTS

(AS OF THE CUTOFF DATE)

CURRENT BALANCE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)
$502.35 - 5,000.00	2,766	11.49%	$8,650,768.08	2.66%
5,000.01 - 10,000.00	5,703	23.68	43,895,287.62	13.51
10,000.01 - 15,000.00	5,084	21.11	63,520,146.12	19.54
15,000.01 - 20,000.00	6,385	26.51	111,793,130.12	34.40
20,000.01 - 25,000.00	3,192	13.26	69,960,053.17	21.53
25,000.01 - 30,000.00	702	2.92	18,876,451.59	5.81
30,000.01 - 35,000.00	199	0.83	6,388,472.35	1.97
35,000.01 - 51,435.91	50	0.21	1,915,690.95	0.59

TOTALS:	24,081	100.00%	$325,000,000.00	100.00%

(1)           Percentages may not add to 100.00% because of rounding.

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TABLE 5

GEOGRAPHIC DISTRIBUTION OF THE CONTRACTS

(AS OF THE CUTOFF DATE)

STATE (1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (2)
ALABAMA	725	3.01%	$11,346,504.79	3.49%
ALASKA	44	0.18	574,798.83	0.18
ARIZONA	765	3.18	11,660,641.43	3.59
ARKANSAS	166	0.69	2,121,950.19	0.65
CALIFORNIA	2,217	9.21	30,704,862.88	9.45
COLORADO	384	1.59	5,053,708.39	1.55
CONNECTICUT	281	1.17	3,281,161.28	1.01
DELAWARE	107	0.44	1,505,352.41	0.46
DISTRICT OF COLUMBIA	5	0.02	41,458.00	0.01
FLORIDA	2,707	11.24	40,634,953.75	12.50
GEORGIA	901	3.74	13,584,729.70	4.18
HAWAII	120	0.50	1,522,906.32	0.47
IDAHO	103	0.43	1,339,790.75	0.41
ILLINOIS	760	3.16	9,274,542.15	2.85
INDIANA	473	1.96	5,764,062.79	1.77
IOWA	235	0.98	2,824,757.12	0.87
KANSAS	202	0.84	2,723,113.46	0.84
KENTUCKY	263	1.09	3,255,620.17	1.00
LOUISIANA	498	2.07	7,490,655.63	2.30
MAINE	62	0.26	731,858.77	0.23
MARYLAND	487	2.02	6,115,044.51	1.88
MASSACHUSETTS	204	0.85	2,205,980.00	0.68
MICHIGAN	434	1.80	5,285,519.14	1.63
MINNESOTA	287	1.19	3,367,247.85	1.04
MISSISSIPPI	128	0.53	1,974,656.66	0.61
MISSOURI	459	1.91	6,309,638.09	1.94
MONTANA	69	0.29	859,227.93	0.26
NEBRASKA	137	0.57	1,821,296.12	0.56
NEVADA	322	1.34	4,303,006.47	1.32
NEW HAMPSHIRE	83	0.34	923,953.74	0.28
NEW JERSEY	683	2.84	8,150,273.97	2.51
NEW MEXICO	282	1.17	3,772,694.96	1.16
NEW YORK	595	2.47	6,301,276.37	1.94
NORTH CAROLINA	1,287	5.34	18,593,755.08	5.72
NORTH DAKOTA	41	0.17	541,750.33	0.17
OHIO	773	3.21	9,030,215.93	2.78
OKLAHOMA	317	1.32	4,503,784.75	1.39
OREGON	224	0.93	2,716,814.76	0.84
PENNSYLVANIA	1,044	4.34	11,604,430.37	3.57
RHODE ISLAND	39	0.16	419,261.62	0.13
SOUTH CAROLINA	423	1.76	6,103,284.14	1.88
SOUTH DAKOTA	37	0.15	441,083.29	0.14
TENNESSEE	688	2.86	9,343,921.95	2.88
TEXAS	2,221	9.22	31,079,591.54	9.56
UTAH	84	0.35	1,130,029.94	0.35
VERMONT	27	0.11%	$237,193.34	0.07%

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STATE (1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (2)
VIRGINIA	652	2.71	9,197,312.80	2.83
WASHINGTON	469	1.95	6,245,129.28	1.92
WEST VIRGINIA	190	0.79	2,492,368.53	0.77
WISCONSIN	278	1.15	3,131,899.21	0.96
WYOMING	52	0.22	671,665.73	0.21
OTHER (3)	47	0.20	689,262.79	0.21

TOTALS:	24,081	100.00%	$325,000,000.00	100.00%

(1)           Based on billing addresses of obligors as of the cutoff date.

(2)           Percentages may not add to 100.00% because of rounding.

(3)           Includes U.S. Territories and military bases.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

13

Delinquency, Loan Loss and Repossession Information

The following tables set forth the delinquency experience and loan loss and repossession experience of the portfolio of contracts that the seller owns or services consisting of (i) contracts secured by motorcycles sold in the United States (including U.S. Territories) and manufactured by Harley-Davidson, Buell and other manufacturers and (ii) contracts secured by assets other than motorcycles, the aggregate principal balance of which represents a de minimis amount of the portfolio.  These figures include data in respect of contracts which the seller has previously sold with respect to prior securitizations and for which the seller acts as servicer.

The figures in the following tables describing delinquency experience and loan loss and repossession experience differ from the figures disclosed for the same periods relating to securitization transactions closed prior to July 31, 2005 because a different methodology has been used to calculate such figures. The primary changes to the methodology involve using average balances and average number of contracts for each period and including repossessions at the seller’s estimate of fair market value, instead of using period-end balances and numbers of contracts and excluding repossessions under the methodology previously used.  The methodology used to calculate the figures below is consistent with the methodology that is used to calculate delinquencies and net losses in the financial reporting of the seller.

Delinquency Experience(1)

(Dollars in Thousands)

At December 31,

	2004		2003		2002		2001		2000
	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	300,731	$3,591,481.6	253,698	$2,957,573.3	205,904	$2,305,412.2	159,244	$1,675,597.4	118,566	$1,192,783.3
Period of Delinquency(2)
30-59 Days	9,324	$105,158.6	8,355	$89,029.9	7,124	$73,626.8	5,181	$51,377.2	4,360	$42,620.7
60-89 Days	2,642	30,583.7	2,924	31,387.3	2,804	28,844.0	1,658	16,531.4	1,456	14,191.7
90 Days or more	2,078	26,524.9	1,738	20,228.8	1,841	20,896.3	1,420	14,441.2	871	9,341.0
Total Delinquencies	14,044	$162,267.2	13,017	$140,646.0	11,769	$123,367.1	8,259	$82,349.8	6,687	$66,153.4
Total Delinquencies as a Percent of Total Portfolio	4.67%	4.52%	5.13%	4.76%	5.72%	5.35%	5.19%	4.91%	5.64%	5.55%

	At September 30,
	2005		2004
	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	352,150	$4,304,671.0	296,796	$3,558,043.0
Period of Delinquency(2)
30-59 Days	9,028	$108,258.1	8,786	$98,499.0
60-89 Days	3,141	38,590.2	2,604	28,847.1
90 Days or more	2,283	29,034.9	1,542	18,276.2
Total Delinquencies	14,452	$175,883.3	12,932	$145,622.3

Total Delinquencies as a Percent of Total Portfolio	4.10%	4.09%	4.36%	4.09%

(1)           Includes delinquent contracts already in repossession.

(2)           The period of delinquency is based on the number of days payment is contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

14

Loan Loss/Repossession Experience

(Dollars in Thousands)

	Year Ended December 31,
	2004	2003	2002	2001	2000
Outstanding Balance of All Contracts Serviced(1)	$3,301,278	$2,661,021	$2,029,026	$1,435,382	$1,064,528
Contract Liquidations(2)	2.36%	2.68%	2.38%	2.35%	1.97%
Net Losses:
Dollars(3)	$31,951.7	$26,240.8	$15,444.3	$12,928.2	$8,316.8
Percentage(4)	0.97%	0.99%	0.76%	0.90%	0.78%

	Nine Months Ended September 30,
	2005	2004
Outstanding Balance of All Contracts Serviced(1)	$3,886,021	$3,217,013
Contract Liquidations(2)	2.65%	2.38%
Net Losses:
Dollars(3)	$33,569.4	$19,884.0
Percentage(4)	1.15%	0.83%

(1)           Principal balance of receivables outstanding, calculated by dividing the sum of the monthly averages by the number of months in the period.

(2)           As a percentage of the monthly average number of contracts being serviced, divided by the number of months in the period, calculated on an annualized basis.

(3)           Net losses equal charge-offs net of recoveries.  Repossessed collateral is carried at the seller’s estimate of fair market value.

(4)           As a percentage of the outstanding balance of all contracts serviced, calculated on an annualized basis.

The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the contracts included in the trust will be similar to that set forth above.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

15

Weighted Average Lives of the Notes

The rate of payments on the contracts will directly affect the rate at which you receive principal payments on your notes, and, if you purchase your notes at a premium or discount, your yield to maturity.

The payments on the contracts may be in the form of payments scheduled to be made under the terms of the contracts, prepayments or liquidations due to default, casualty and other events which we cannot predict.  The trust depositor will be obligated to repurchase contracts from the trust as a result of a breach of a representation or warranty with respect to that contract that materially and adversely affects the trust’s interests in such contract.  In such event the seller will be obligated to repurchase the contract from the trust depositor.  In addition, the servicer will be obligated to purchase contracts from the trust as a result of a breach of certain covenants relating to the servicing of the contracts.  Any payments for these reasons, other than scheduled payments, may result in distributions to you of amounts which would otherwise have been distributed over the remaining term of the contracts.  Each prepayment, liquidation or repurchase of a contract will shorten the weighted average remaining term of the contracts and the weighted average lives of the notes.

Prepayments on motorcycle contracts can be measured relative to a payment standard or model. In this term sheet, the Absolute Prepayment Model (“ABS”) represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts.  ABS further assumes that all of the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% ABS rate means that 100 contracts prepay each month.  ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the contracts.

The ABS Tables have been prepared on the assumption that:

•              the contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

•              each scheduled monthly payment on each contract is scheduled to be made and is made on the last day of each month and each month has 30 days;

•              payments are made on the notes on each payment date (and each payment date is assumed to be the 15th day of each month whether or not a business day with a first payment date of December 15, 2005);

•              the balance in the reserve fund on each payment date is the required amount described under “Reserve Fund”;

•              the notes are purchased on an assumed closing date of November 16, 2005; and

•              the servicer does not exercise its option to purchase the contracts unless otherwise indicated.

The ABS Tables also assume that the contracts have been aggregated into hypothetical pools with all of the contracts within each pool having the following characteristics and that the level scheduled monthly payment for each of the pools will be such that each pool will be fully amortized by the end of its remaining term to maturity.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

16

Contracts

Pool	Balance	Contract Rate	Original Term to Maturity (In Months)	Remaining Term to Maturity (In Months)	Next Payment Date
1	$22,507,773.64	12.960%	79	24	November 2005
2	12,025,386.72	6.805%	43	41	November 2005
3	45,338,538.29	7.485%	61	59	November 2005
4	78,982,991.03	12.267%	72	71	November 2005
5	166,145,310.32	11.025%	84	82	November 2005

	$325,000,000.00

The ABS Tables indicate the projected weighted average life of each class of notes and set forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

The actual characteristics and performance of the contracts will differ from the assumptions used to prepare the ABS Tables. The assumptions used are hypothetical and have been provided to give a general sense of how the principal cash flows might behave under varying prepayment rates. Any difference between the assumptions and the actual characteristics and performance of the contracts or actual prepayment experience will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

17

	Class A-1 Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
11/16/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2005	97.64	96.84	95.59	86.44	86.09	85.74
1/15/2006	95.29	93.72	91.26	82.53	81.85	81.16
2/15/2006	92.94	90.62	87.02	78.67	77.66	76.64
3/15/2006	90.59	87.54	82.87	74.86	73.52	72.17
4/15/2006	88.25	84.50	78.82	71.09	69.43	67.76
5/15/2006	85.91	81.49	74.85	67.36	65.40	63.42
6/15/2006	83.57	78.50	70.98	63.68	61.42	59.13
7/15/2006	81.24	75.55	67.20	60.05	57.49	54.91
8/15/2006	78.91	72.63	63.52	56.47	53.62	50.75
9/15/2006	76.59	69.74	59.94	52.93	49.81	46.66
10/15/2006	74.27	66.88	56.45	49.44	46.05	42.62
11/15/2006	71.96	64.05	53.22	46.00	42.35	38.66
12/15/2006	69.65	61.26	50.33	42.61	38.70	34.76
1/15/2007	67.34	58.50	47.48	39.28	35.12	30.93
2/15/2007	65.04	55.78	44.66	35.99	31.60	27.16
3/15/2007	62.74	53.09	41.88	32.76	28.13	23.47
4/15/2007	60.45	50.43	39.13	29.57	24.73	19.84
5/15/2007	58.17	47.81	36.42	26.45	21.39	16.29
6/15/2007	55.89	45.23	33.75	23.37	18.11	12.80
7/15/2007	53.61	42.68	31.12	20.35	14.90	9.39
8/15/2007	51.34	40.17	28.52	17.39	11.75	6.06
9/15/2007	49.08	37.70	25.96	14.48	8.67	2.79
10/15/2007	46.82	35.27	23.44	11.63	5.65	0.00
11/15/2007	44.57	32.87	20.97	8.84	2.70	0.00
12/15/2007	42.70	30.72	18.53	6.11	0.00	0.00
1/15/2008	40.84	28.59	16.13	3.44	0.00	0.00
2/15/2008	38.98	26.49	13.77	0.82	0.00	0.00
3/15/2008	37.13	24.41	11.46	0.00	0.00	0.00
4/15/2008	35.28	22.35	9.18	0.00	0.00	0.00
5/15/2008	33.44	20.31	6.95	0.00	0.00	0.00
6/15/2008	31.60	18.30	4.77	0.00	0.00	0.00
7/15/2008	29.76	16.31	2.63	0.00	0.00	0.00
8/15/2008	27.93	14.35	0.53	0.00	0.00	0.00
9/15/2008	26.10	12.41	0.00	0.00	0.00	0.00
10/15/2008	24.28	10.50	0.00	0.00	0.00	0.00
11/15/2008	22.47	8.62	0.00	0.00	0.00	0.00
12/15/2008	20.66	6.76	0.00	0.00	0.00	0.00
1/15/2009	18.86	4.92	0.00	0.00	0.00	0.00
2/15/2009	17.06	3.11	0.00	0.00	0.00	0.00
3/15/2009	15.27	1.34	0.00	0.00	0.00	0.00
4/15/2009	13.48	0.00	0.00	0.00	0.00	0.00
5/15/2009	11.81	0.00	0.00	0.00	0.00	0.00
6/15/2009	10.14	0.00	0.00	0.00	0.00	0.00
7/15/2009	8.48	0.00	0.00	0.00	0.00	0.00
8/15/2009	6.83	0.00	0.00	0.00	0.00	0.00
9/15/2009	5.18	0.00	0.00	0.00	0.00	0.00
10/15/2009	3.54	0.00	0.00	0.00	0.00	0.00
11/15/2009	1.90	0.00	0.00	0.00	0.00	0.00
12/15/2009	0.27	0.00	0.00	0.00	0.00	0.00
1/15/2010	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1) (2)	1.94	1.56	1.24	1.00	0.92	0.85
Weighted Average Life to Maturity (years)(1)	1.94	1.56	1.24	1.00	0.92	0.85

(1)     The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)     This calculation assumes that the servicer exercises its option to purchase the contracts at its earliest opportunity to do so.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

18

	Class A-2 Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
11/16/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2007	100.00	100.00	100.00	100.00	100.00	98.76
11/15/2007	100.00	100.00	100.00	100.00	100.00	88.92
12/15/2007	100.00	100.00	100.00	100.00	99.42	79.32
1/15/2008	100.00	100.00	100.00	100.00	90.52	69.97
2/15/2008	100.00	100.00	100.00	100.00	81.84	60.88
3/15/2008	100.00	100.00	100.00	94.53	73.38	52.04
4/15/2008	100.00	100.00	100.00	86.65	65.15	43.46
5/15/2008	100.00	100.00	100.00	78.97	57.15	35.14
6/15/2008	100.00	100.00	100.00	71.49	49.39	27.08
7/15/2008	100.00	100.00	100.00	64.21	41.86	19.30
8/15/2008	100.00	100.00	100.00	57.14	34.57	11.79
9/15/2008	100.00	100.00	95.18	50.28	27.52	4.55
10/15/2008	100.00	100.00	88.83	43.63	20.72	0.00
11/15/2008	100.00	100.00	82.63	37.19	14.16	0.00
12/15/2008	100.00	100.00	76.58	30.98	7.86	0.00
1/15/2009	100.00	100.00	70.68	24.98	1.82	0.00
2/15/2009	100.00	100.00	64.94	19.21	0.00	0.00
3/15/2009	100.00	100.00	59.35	13.66	0.00	0.00
4/15/2009	100.00	98.68	53.92	8.35	0.00	0.00
5/15/2009	100.00	93.48	48.80	3.32	0.00	0.00
6/15/2009	100.00	88.36	43.84	0.00	0.00	0.00
7/15/2009	100.00	83.33	39.02	0.00	0.00	0.00
8/15/2009	100.00	78.38	34.36	0.00	0.00	0.00
9/15/2009	100.00	73.51	29.85	0.00	0.00	0.00
10/15/2009	100.00	68.74	25.51	0.00	0.00	0.00
11/15/2009	100.00	64.05	21.32	0.00	0.00	0.00
12/15/2009	100.00	59.45	17.29	0.00	0.00	0.00
1/15/2010	95.73	54.95	13.43	0.00	0.00	0.00
2/15/2010	90.61	50.53	9.73	0.00	0.00	0.00
3/15/2010	85.51	46.21	6.20	0.00	0.00	0.00
4/15/2010	80.43	41.99	2.85	0.00	0.00	0.00
5/15/2010	75.38	37.86	0.00	0.00	0.00	0.00
6/15/2010	70.34	33.83	0.00	0.00	0.00	0.00
7/15/2010	65.33	29.90	0.00	0.00	0.00	0.00
8/15/2010	60.34	26.07	0.00	0.00	0.00	0.00
9/15/2010	55.37	22.34	0.00	0.00	0.00	0.00
10/15/2010	50.43	18.72	0.00	0.00	0.00	0.00
11/15/2010	46.38%	15.68%	0.00%	0.00%	0.00%	0.00%

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

19

	Class A-2 Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
12/15/2010	42.35	12.73	0.00	0.00	0.00	0.00
1/15/2011	38.33	9.87	0.00	0.00	0.00	0.00
2/15/2011	34.33	7.09	0.00	0.00	0.00	0.00
3/15/2011	30.36	4.40	0.00	0.00	0.00	0.00
4/15/2011	26.40	1.80	0.00	0.00	0.00	0.00
5/15/2011	22.46	0.00	0.00	0.00	0.00	0.00
6/15/2011	18.54	0.00	0.00	0.00	0.00	0.00
7/15/2011	14.64	0.00	0.00	0.00	0.00	0.00
8/15/2011	10.76	0.00	0.00	0.00	0.00	0.00
9/15/2011	6.90	0.00	0.00	0.00	0.00	0.00
10/15/2011	3.07	0.00	0.00	0.00	0.00	0.00
11/15/2011	0.61	0.00	0.00	0.00	0.00	0.00
12/15/2011	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1)(2)	4.97	4.29	3.53	2.86	2.60	2.38
Weighted Average Life to Maturity (years)(1)	5.02	4.35	3.57	2.90	2.64	2.41

(1)           The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)           This calculation assumes that the servicer exercises its option to purchase the contracts at its earliest opportunity to do so.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

20

	Class B Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
11/16/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2008	100.00	100.00	100.00	100.00	100.00	89.58
11/15/2008	100.00	100.00	100.00	100.00	100.00	60.66
12/15/2008	100.00	100.00	100.00	100.00	100.00	32.99
1/15/2009	100.00	100.00	100.00	100.00	100.00	6.58
2/15/2009	100.00	100.00	100.00	100.00	82.80	0.00
3/15/2009	100.00	100.00	100.00	100.00	58.86	0.00
4/15/2009	100.00	100.00	100.00	100.00	36.07	0.00
5/15/2009	100.00	100.00	100.00	100.00	14.47	0.00
6/15/2009	100.00	100.00	100.00	93.52	2.28	0.00
7/15/2009	100.00	100.00	100.00	73.63	0.00	0.00
8/15/2009	100.00	100.00	100.00	54.70	0.00	0.00
9/15/2009	100.00	100.00	100.00	36.74	0.00	0.00
10/15/2009	100.00	100.00	100.00	19.78	0.00	0.00
11/15/2009	100.00	100.00	100.00	3.83	0.00	0.00
12/15/2009	100.00	100.00	100.00	0.00	0.00	0.00
1/15/2010	100.00	100.00	100.00	0.00	0.00	0.00
2/15/2010	100.00	100.00	100.00	0.00	0.00	0.00
3/15/2010	100.00	100.00	100.00	0.00	0.00	0.00
4/15/2010	100.00	100.00	100.00	0.00	0.00	0.00
5/15/2010	100.00	100.00	98.53	0.00	0.00	0.00
6/15/2010	100.00	100.00	85.50	0.00	0.00	0.00
7/15/2010	100.00	100.00	73.23	0.00	0.00	0.00
8/15/2010	100.00	100.00	61.75	0.00	0.00	0.00
9/15/2010	100.00	100.00	51.06	0.00	0.00	0.00
10/15/2010	100.00	100.00	41.18	0.00	0.00	0.00
11/15/2010	100.00	100.00	32.49	0.00	0.00	0.00
12/15/2010	100.00%	100.00%	24.47%	0.00%	0.00%	0.00%

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Wachovia Securities Sales Representative immediately.

21

	Class B Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
1/15/2011	100.00	100.00	17.12	0.00	0.00	0.00
2/15/2011	100.00	100.00	10.44	0.00	0.00	0.00
3/15/2011	100.00	100.00	4.46	0.00	0.00	0.00
4/15/2011	100.00	100.00	0.54	0.00	0.00	0.00
5/15/2011	100.00	96.91	0.00	0.00	0.00	0.00
6/15/2011	100.00	86.44	0.00	0.00	0.00	0.00
7/15/2011	100.00	76.37	0.00	0.00	0.00	0.00
8/15/2011	100.00	66.71	0.00	0.00	0.00	0.00
9/15/2011	100.00	57.47	0.00	0.00	0.00	0.00
10/15/2011	100.00	48.66	0.00	0.00	0.00	0.00
11/15/2011	100.00	42.79	0.00	0.00	0.00	0.00
12/15/2011	92.06	37.20	0.00	0.00	0.00	0.00
1/15/2012	81.54	31.89	0.00	0.00	0.00	0.00
2/15/2012	71.10	26.86	0.00	0.00	0.00	0.00
3/15/2012	60.72	22.12	0.00	0.00	0.00	0.00
4/15/2012	50.41	17.68	0.00	0.00	0.00	0.00
5/15/2012	40.18	13.53	0.00	0.00	0.00	0.00
6/15/2012	30.02	9.68	0.00	0.00	0.00	0.00
7/15/2012	19.94	6.14	0.00	0.00	0.00	0.00
8/15/2012	9.93	2.91	0.00	0.00	0.00	0.00
9/15/2012	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1)(2)	5.58	4.91	4.08	3.25	2.91	2.66
Weighted Average Life to Maturity (years)(1)	6.46	6.03	4.91	3.82	3.41	3.07

(1)           The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)           This calculation assumes that the servicer exercises its option to purchase the contracts at its earliest opportunity to do so.

The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the contracts which will differ from the actual characteristics and performance of the contracts) and should be read in conjunction therewith.

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22

Computational Materials

Harley-Davidson Motorcycle Trust 2005-4

Issuer

Subject to Revision

Term Sheet dated November 7, 2005

$234,000,000  [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-1

$73,937,000  [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-2

$17,063,000  [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class B

Harley-Davidson Customer Funding Corp.

Trust Depositor

Harley-Davidson Credit Corp.

Seller and Servicer

The information contained in the attached materials is referred to as the “Information”.

The attached Term Sheet has been prepared by Harley-Davidson Credit Corp. (“Harley Credit”) and relates to Harley-Davidson Motorcycle Trust 2005-4.  Neither BNP Paribas Securities Corp.  (“BNP Paribas”) nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the notes.

The Information addresses only certain aspects of the notes’ characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the security.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

BNP Paribas is not acting as your advisor or agent.  Prior to entering into any transaction, you should determine, without reliance upon BNP Paribas or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks.  In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) BNP Paribas is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and BNP Paribas’ disclaimers as to these matters.

Although a registration statement (including the prospectus) relating to the notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the notes discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the notes discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the BNP Paribas Syndicate Desk at (212) 841-3435.

Harley-Davidson Motorcycle Trust 2005-4

Harley-Davidson Credit Corp., Seller and Servicer

Harley-Davidson Customer Funding Corp., Trust Depositor

Subject to Revision

Term Sheet dated November 7, 2005

Trust	Harley-Davidson Motorcycle Trust 2005-4 (the “Trust”), a Delaware statutory trust.

Trust Depositor	Harley-Davidson Customer Funding Corp., a wholly owned, limited-purpose subsidiary of Harley-Davidson Credit Corp. (the “Trust Depositor”).

Seller and Servicer or Seller/Servicer	Harley-Davidson Credit Corp. (“Harley Credit” or the “Seller” or, in its capacity as Servicer, the “Servicer”), a wholly owned subsidiary of Harley-Davidson Financial Services, Inc.

Owner Trustee	Wilmington Trust Company, a Delaware banking corporation (in such capacity, the “Owner Trustee”).

Indenture Trustee

The Bank of New York Trust Company, N.A., a national banking association (in such capacity, the “Indenture Trustee”). The indenture trustee will also act as paying agent under the indenture and the trust agreement.

Closing Date	On or about November 16, 2005.

Terms of the Notes	The principal terms of the notes will be as described below:

Class	Aggregate Principal Amount	Interest Rate
Class A-1 notes		$234,000,000%
Class A-2 notes		$73,937,000%
Class B notes		$17,063,000%

The notes represent indebtedness of the trust secured by the assets of the trust.

Each class of notes will be issued in minimum denominations of $1,000 and will be available in book-entry form only.

Payment Dates	The trust will pay interest and principal on the notes on the 15th day of each month or if that day is not a business day, the next business day. The first payment date is December 15, 2005.

Record Dates	The day immediately preceding the payment date.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

2

Interest	Interest Periods: Interest on the notes will accrue in the following manner:

From (including)	To (excluding)	Day Count Convention
15th day of prior month	15th day of current month	30/360

The first interest period will begin on and include the closing date and end on and exclude December 15, 2005.

Payment of Interest:

On each payment date the trust will pay interest on the notes which will be made from available collections and other amounts.

Interest payments on the Class A-1 notes and Class A-2 notes will have the same priority. Interest payments on the Class B notes will be subordinated to interest payments on the Class A notes. The trust will make interest payments on the Class B notes after paying interest on the Class A-1 notes and Class A-2 notes.

Principal	On each payment date, the trust will pay principal on the notes which will be made from available collections and other amounts.

Principal payments on the Class A notes will be senior in priority to principal payments on the Class B notes. Principal payments on the notes will generally be paid sequentially, so that no principal will be paid on the Class A-2 notes or Class B notes until the Class A-1 notes have been paid in full and no principal will be paid on the Class B notes until the Class A-1 notes and Class A-2 notes have been paid in full.

Final Scheduled Payment Dates	The final scheduled payment dates of the notes are as follows:

Class	Final Scheduled Payment Date
Class A-1 notes	November 2010 Payment Date
Class A-2 notes	June 2012 Payment Date
Class B notes	June 2013 Payment Date

If the notes have not already been paid in full prior to their respective final scheduled payment dates, the trust will be obligated to pay the outstanding principal amount of the notes in full on such dates. Certain circumstances could cause principal to be paid earlier or later, or in reduced amounts.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

3

Optional Redemption

The servicer has the option to purchase all of the contracts on any payment date on which the aggregate outstanding principal balance of the contracts owned by the trust declines to less than 10% of the aggregate outstanding principal balance of the contracts as of the cutoff date.

If the servicer exercises this option, the notes will be redeemed at a price equal to the unpaid principal amount of the notes plus accrued interest thereon.

The Contracts and Other Assets of the Trust

The property of the trust will be a pool of fixed-rate, simple interest conditional sales contracts and promissory notes and security agreements relating to motorcycles manufactured by one or more subsidiaries of Harley-Davidson, Inc. (including Buell Motorcycle Company, LLC, a wholly-owned subsidiary of Harley-Davidson, Inc.), and certain other manufacturers. The contracts were originated indirectly by the seller primarily through Eaglemark Savings Bank, a wholly-owned subsidiary of Harley-Davidson Credit Corp., and, to a limited extent, through Harley-Davidson motorcycle dealers. Included in the trust’s assets are security interests in the Harley-Davidson, Buell and other motorcycles securing the contracts and proceeds, if any, from certain insurance policies and debt cancellation agreements with respect to such motorcycles.

The Contracts

The trust’s main source of funds for making payments on the notes will be collections on the contracts. The contracts transferred to the trust will be selected from contracts in the seller’s portfolio based on the criteria specified in the transfer and sale agreement. The contracts arise from loans to obligors located in the 50 states of the United States, the District of Columbia, the U.S. Territories and military bases.

On the closing date, pursuant to the sale and servicing agreement, the trust depositor will transfer, and the trust will acquire, contracts with the characteristics set forth below as of the close of business on November 2, 2005, the cutoff date.

No contract has a scheduled maturity later than November 2012. However, an obligor can generally prepay its contract at any time without penalty.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

4

COMPOSITION OF THE CONTRACTS

(AS OF THE CUTOFF DATE)

Aggregate Principal Balance	$325,000,000
Number of Contracts	24,081
Average Principal Balance.	$13,496.12
Weighted Average Contract Rate	10.811%
(Range)	2.990% to 21.514%
Weighted Average Original Term (in months)	76.06
(Range)	12 to 84
Weighted Average Remaining Term (in months)	70.51
(Range)	3 to 84

GEOGRAPHIC CONCENTRATION

(AS OF THE CUTOFF DATE)

State	Principal Balance Concentration
Florida	12.50%
Texas	9.56%
California	9.45%
North Carolina	5.72%

No other state represented more than 5.00% of the aggregate principal balance of the contracts as of the cutoff date.

Reserve Fund

On the closing date, the servicer will establish a trust account in the name of the indenture trustee which we refer to as the “reserve fund.” The reserve fund provides you with limited protection in the event collections from obligors on the contracts are insufficient to make payments on the notes. We cannot assure you, however, that this protection will be adequate to prevent shortfalls in amounts available to make payments on the notes.

The initial balance of the reserve fund will be $2,437,500.00 (0.75% of the aggregate principal balance of the contracts as of the cutoff date). The amount required to be on deposit in the reserve fund on each payment date will equal the greater of (a) 2.00% of the aggregate principal balance of the contracts in the trust as of the last day of the immediately preceding calendar month (6.00% in the event a trigger event occurs) and (b) 1.00% of the initial aggregate principal amount of the notes. In no event shall the amount required to be on deposit in the reserve fund exceed the aggregate outstanding principal balance of the notes.

If the amount on deposit in the reserve fund on any payment date is less than the required amount, the trust will use the funds available to it after payment of the servicing fee and the fee payable to the indenture trustee, reimbursement of servicer advances and payment of interest and principal on the notes to make a deposit into the reserve fund. Amounts on deposit in the reserve fund on any payment date in excess of the required amount will be paid to the trust depositor.

If on any payment date the funds available to the trust to pay principal and interest on the notes are insufficient to make payments on the notes, the trust will use funds in the reserve fund to cover any shortfalls, but only to the extent of the amounts on deposit in the reserve fund at such time.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

5

If on the final scheduled payment date of any class of notes, the principal balance of that class has not been paid in full, the trust will use funds in the reserve fund to pay those notes in the order of priority set forth in “Principal” above, but only to the extent of the amounts on deposit in the reserve fund at such time.

Ratings	On the closing date, the notes must have received ratings from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, and Moody’s Investors Service, Inc. as set forth below:

	Standard & Poor’s	Moody’s

Class A-1	AAA	Aaa
Class A-2	AAA	Aaa
Class B	A–

A rating is not a recommendation to buy, sell or hold securities. There can be no assurance that the ratings will not be lowered or withdrawn at any time by either of the rating agencies.

Servicer Advances

The servicer is obligated to advance each month an amount equal to accrued and unpaid interest on each contract which was 30 days or greater delinquent with respect to the related due period, but only to the extent that the servicer believes that the amount of such advance will be recoverable from collections on such contract. The servicer will be entitled to reimbursement of its outstanding advances on any payment date by means of a first priority withdrawal of certain funds then held in the collection account.

Servicing Fees

The servicer will be entitled to receive a monthly servicing fee equal to 1/12th of 1.00% of the aggregate principal balance of the contracts as of the first day of the prior calendar month (or with respect to the first payment date, the aggregate principal balance of the contracts as of the cutoff date). The servicer will also be entitled to receive any extension fees or late payment penalty fees paid by obligors. The servicing fees will be paid to the servicer prior to any payments to the noteholders.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

6

Priority of Payments	Prior to Acceleration of the Notes:

On each payment date prior to the acceleration of the notes, the trust will apply collections on the contracts received during the prior calendar month, servicer advances and, with respect to payments of principal and interest on the notes, funds transferred from the reserve fund to make the following payments in the following order of priority:

• reimbursement of servicer advances;

• servicing fee;

• indenture trustee’s fee;

• interest on the Class A notes, pro rata;

• interest on the Class B notes;

• principal on the Class A-1 notes, until paid in full, then principal on the Class A-2 notes, until paid in full, then principal on the Class B notes, until paid in full;

• to the reserve fund, the amount, if any, needed to fund the reserve fund to the required amount; and

• any remaining amounts to the trust depositor as certificateholder under the trust agreement.

After Acceleration of the Notes:

After an event of default due to a breach of a material covenant or agreement by the trust and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:

• interest on the Class A notes, pro rata;

• interest on the Class B notes;

• principal on the Class A notes, pro rata, until paid in full; and

• principal on the Class B notes, until paid in full.

After an event of default due to a payment default or certain insolvency events and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:

• interest on the Class A notes, pro rata;

• principal on the Class A notes, pro rata, until paid in full;

• interest on the Class B notes; and

• principal on the Class B notes, until paid in full.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

7

Credit Enhancement	The credit enhancement for the notes is as follows:

	Class A notes:	• subordination of the Class B notes
• reserve fund
• excess spread

	Class B notes:	• reserve fund
• excess spread

Material Federal Income Tax Consequences

Winston & Strawn LLP, as federal tax counsel to the trust, will deliver its opinion that the notes will be characterized as debt for federal income tax purposes, and the trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation. The purpose of obtaining the opinion of tax counsel is to provide investors with greater assurance that the notes will be characterized as debt for federal income tax purposes and that the trust will not be subject to federal income tax at the entity level. However, an opinion of tax counsel is not binding on the Internal Revenue Service and there is no assurance that the Internal Revenue Service will not disagree with the opinion of federal tax counsel. By purchasing a note, you will agree to treat your note as debt for federal, state and local income tax purposes. Payments received by you will generally be treated as either interest or principal and you will not be considered an owner of an equity interest in the trust.

ERISA Considerations

The notes are generally eligible for purchase by employee benefit plans and individual retirement accounts and similar arrangements, and by persons investing on behalf of or with plan assets of such plans, accounts and arrangements, subject to certain considerations and exceptions.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

8

THE CONTRACTS

The contracts are fixed-rate simple interest conditional sales contracts or promissory notes and security agreements relating to motorcycles manufactured by one or more subsidiaries of Harley-Davidson, Inc. (including Buell Motorcycle Company, LLC, a wholly-owned subsidiary of Harley-Davidson, Inc.), or certain other motorcycle manufacturers.  The contracts were originated indirectly by the seller primarily through Eaglemark Savings Bank and, to a limited extent, through Harley-Davidson motorcycle dealers and acquired by the trust depositor in the ordinary course of the trust depositor’s business.  Each contract has a fixed contractual rate of interest and provides for, if timely made, payments of principal and interest which fully amortize the loan on a simple interest basis over its term.  The contracts have the following characteristics:

•      the last scheduled payment of each contract is due no later than November 2012;

•      the first scheduled payment date of contracts representing approximately 98.58% of the aggregate principal balance of the contracts as of the cutoff date is due no later than November 2005 and the first scheduled payment date of remaining contracts representing approximately 1.42% of the aggregate principal balance of the contracts as of the cutoff date is due no later than February 2006;

•      approximately 80.85% of the principal balance of the contracts as of the cutoff date is attributable to loans to purchase motorcycles which were new and approximately 19.15% is attributable to loans to purchase motorcycles which were used at the time the related contract was originated;

•      approximately 98.19% of the principal balance of the contracts as of the cutoff date is attributable to loans to purchase motorcycles manufactured by Harley-Davidson or Buell and approximately 1.81% of the principal balance of the contracts as of the cutoff date is attributable to loans to purchase motorcycles not manufactured by Harley-Davidson or Buell;

•      all contracts have a contractual rate of interest of at least 2.990% per annum and not more than 21.514% per annum and the weighted average contractual rate of interest of the contracts as of the cutoff date is approximately 10.811% per annum (see Table 1 below);

•      the contracts have remaining maturities as of the cutoff date of at least 3 months but not more than 84 months and original maturities of at least 12 months but not more than 84 months;

•      the contracts have a weighted average term to scheduled maturity as of the cutoff date of approximately 70.51 months, and a weighted average term to scheduled maturity, as of origination, of approximately 76.06 months (see Tables 2 and 3 below);

•      the average principal balance per contract as of the cutoff date was approximately $13,496.12 and the principal balances on the contracts as of the cutoff date ranged from $502.35 to $51,435.91 (see Table 4 below);

•      the contracts arise from loans to obligors located in 50 states, the District of Columbia, the U.S. Territories and military bases and constitute the following approximate amounts expressed as a percentage of the aggregate principal balance of the contracts as of the cutoff date: 12.50% in Florida, 9.56% in Texas, 9.45% in California and 5.72% in North Carolina (see Table 5 below).  No other geographic location represented more than 5.00% of the aggregate principal balance of the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

9

TABLE 1

DISTRIBUTION BY CONTRACT RATE OF THE CONTRACTS

(AS OF THE CUTOFF DATE)

rate	number of contracts	percent of number of contracts (1)	total outstanding principal balance	percent of pool balance (1)
2.990% - 3.000%	176	0.73%	$1,733,721.16	0.53%
3.001% - 4.000%	232	0.96	2,265,567.28	0.70
4.001% - 5.000%	912	3.79	12,091,229.60	3.72
5.001% - 6.000%	495	2.06	7,558,309.00	2.33
6.001% - 7.000%	1,544	6.41	23,861,434.80	7.34
7.001% - 8.000%	2,209	9.17	34,345,580.35	10.57
8.001% - 9.000%	2,700	11.21	42,614,677.13	13.11
9.001% - 10.000%	3,024	12.56	45,161,950.99	13.90
10.001% - 11.000%	2,014	8.36	27,197,692.26	8.37
11.001% - 12.000%	2,468	10.25	31,267,154.23	9.62
12.001% - 13.000%	2,275	9.45	27,417,578.73	8.44
13.001% - 14.000%	1,698	7.05	18,275,964.79	5.62
14.001% - 15.000%	1,113	4.62	12,127,903.20	3.73
15.001% - 16.000%	723	3.00	7,620,866.06	2.34
16.001% - 17.000%	521	2.16	6,009,929.94	1.85
17.001% - 18.000%	322	1.34	2,653,701.55	0.82
18.001% - 19.000%	33	0.14	190,307.31	0.06
19.001% - 20.000%	108	0.45	545,691.36	0.17
20.001% - 21.000%	651	2.70	9,775,192.34	3.01
21.001% - 21.514%	863	3.58	12,285,547.92	3.78

TOTALS:	24,081	100.00%	$325,000,000.00	100.00%

(1)           Percentages may not add to 100.00% because of rounding.

TABLE 2

DISTRIBUTION BY REMAINING TERM

TO MATURITY OF THE CONTRACTS

(AS OF THE CUTOFF DATE)

remaining term (months)	number of contracts	percent of number of contracts (1)	total outstanding principal balance	percent of pool balance (1)
3 - 12	511	2.12%	$913,945.09	0.28%
13 - 24	2,319	9.63	9,696,586.28	2.98
25 - 36	2,026	8.41	16,305,887.54	5.02
37 - 48	739	3.07	7,616,741.45	2.34
49 - 60	3,405	14.14	45,338,538.29	13.95
61 - 72	6,285	26.10	78,982,991.03	24.30
73 - 84	8,796	36.53	166,145,310.32	51.12

TOTALS:	24,081	100.00%	$325,000,000.00	100.00%

(1)           Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

10

TABLE 3

DISTRIBUTION BY ORIGINAL TERM

TO MATURITY OF THE CONTRACTS

(AS OF THE CUTOFF DATE)

ORIGINAL TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)
1 - 12	7	0.03%	$65,368.84	0.02%
13 - 24	104	0.43	680,748.03	0.21
25 - 36	436	1.81	3,812,998.96	1.17
37 - 48	662	2.75	6,855,838.05	2.11
49 - 60	3,448	14.32	42,678,329.59	13.13
61 - 72	8,718	36.20	88,398,111.01	27.20
73 - 84	10,706	44.46	182,508,605.52	56.16

TOTALS:	24,081	100.00%	$325,000,000.00	100.00%

(1)           Percentages may not add to 100.00% because of rounding.

TABLE 4

DISTRIBUTION BY CURRENT BALANCE OF THE CONTRACTS

(AS OF THE CUTOFF DATE)

CURRENT BALANCE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)
$502.35 - 5,000.00	2,766	11.49%	$8,650,768.08	2.66%
5,000.01 - 10,000.00	5,703	23.68	43,895,287.62	13.51
10,000.01 - 15,000.00	5,084	21.11	63,520,146.12	19.54
15,000.01 - 20,000.00	6,385	26.51	111,793,130.12	34.40
20,000.01 - 25,000.00	3,192	13.26	69,960,053.17	21.53
25,000.01 - 30,000.00	702	2.92	18,876,451.59	5.81
30,000.01 - 35,000.00	199	0.83	6,388,472.35	1.97
35,000.01 - 51,435.91	50	0.21	1,915,690.95	0.59

TOTALS:	24,081	100.00%	$325,000,000.00	100.00%

(1)           Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

11

TABLE 5

GEOGRAPHIC DISTRIBUTION OF THE CONTRACTS

(AS OF THE CUTOFF DATE)

STATE (1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (2)
ALABAMA	725	3.01%	$11,346,504.79	3.49%
ALASKA	44	0.18	574,798.83	0.18
ARIZONA	765	3.18	11,660,641.43	3.59
ARKANSAS	166	0.69	2,121,950.19	0.65
CALIFORNIA	2,217	9.21	30,704,862.88	9.45
COLORADO	384	1.59	5,053,708.39	1.55
CONNECTICUT	281	1.17	3,281,161.28	1.01
DELAWARE	107	0.44	1,505,352.41	0.46
DISTRICT OF COLUMBIA	5	0.02	41,458.00	0.01
FLORIDA	2,707	11.24	40,634,953.75	12.50
GEORGIA	901	3.74	13,584,729.70	4.18
HAWAII	120	0.50	1,522,906.32	0.47
IDAHO	103	0.43	1,339,790.75	0.41
ILLINOIS	760	3.16	9,274,542.15	2.85
INDIANA	473	1.96	5,764,062.79	1.77
IOWA	235	0.98	2,824,757.12	0.87
KANSAS	202	0.84	2,723,113.46	0.84
KENTUCKY	263	1.09	3,255,620.17	1.00
LOUISIANA	498	2.07	7,490,655.63	2.30
MAINE	62	0.26	731,858.77	0.23
MARYLAND	487	2.02	6,115,044.51	1.88
MASSACHUSETTS	204	0.85	2,205,980.00	0.68
MICHIGAN	434	1.80	5,285,519.14	1.63
MINNESOTA	287	1.19	3,367,247.85	1.04
MISSISSIPPI	128	0.53	1,974,656.66	0.61
MISSOURI	459	1.91	6,309,638.09	1.94
MONTANA	69	0.29	859,227.93	0.26
NEBRASKA	137	0.57	1,821,296.12	0.56
NEVADA	322	1.34	4,303,006.47	1.32
NEW HAMPSHIRE	83	0.34	923,953.74	0.28
NEW JERSEY	683	2.84	8,150,273.97	2.51
NEW MEXICO	282	1.17	3,772,694.96	1.16
NEW YORK	595	2.47	6,301,276.37	1.94
NORTH CAROLINA	1,287	5.34	18,593,755.08	5.72
NORTH DAKOTA	41	0.17	541,750.33	0.17
OHIO	773	3.21	9,030,215.93	2.78
OKLAHOMA	317	1.32	4,503,784.75	1.39
OREGON	224	0.93	2,716,814.76	0.84
PENNSYLVANIA	1,044	4.34	11,604,430.37	3.57
RHODE ISLAND	39	0.16	419,261.62	0.13
SOUTH CAROLINA	423	1.76	6,103,284.14	1.88
SOUTH DAKOTA	37	0.15	441,083.29	0.14
TENNESSEE	688	2.86	9,343,921.95	2.88
TEXAS	2,221	9.22	31,079,591.54	9.56
UTAH	84	0.35	1,130,029.94	0.35
VERMONT	27	0.11%	$237,193.34	0.07%

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

12

STATE (1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (2)
VIRGINIA	652	2.71	9,197,312.80	2.83
WASHINGTON	469	1.95	6,245,129.28	1.92
WEST VIRGINIA	190	0.79	2,492,368.53	0.77
WISCONSIN	278	1.15	3,131,899.21	0.96
WYOMING	52	0.22	671,665.73	0.21
OTHER (3)	47	0.20	689,262.79	0.21

TOTALS:	24,081	100.00%	$325,000,000.00	100.00%

(1)           Based on billing addresses of obligors as of the cutoff date.

(2)           Percentages may not add to 100.00% because of rounding.

(3)           Includes U.S. Territories and military bases.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

13

Delinquency, Loan Loss and Repossession Information

The following tables set forth the delinquency experience and loan loss and repossession experience of the portfolio of contracts that the seller owns or services consisting of (i) contracts secured by motorcycles sold in the United States (including U.S. Territories) and manufactured by Harley-Davidson, Buell and other manufacturers and (ii) contracts secured by assets other than motorcycles, the aggregate principal balance of which represents a de minimis amount of the portfolio.  These figures include data in respect of contracts which the seller has previously sold with respect to prior securitizations and for which the seller acts as servicer.

The figures in the following tables describing delinquency experience and loan loss and repossession experience differ from the figures disclosed for the same periods relating to securitization transactions closed prior to July 31, 2005 because a different methodology has been used to calculate such figures. The primary changes to the methodology involve using average balances and average number of contracts for each period and including repossessions at the seller’s estimate of fair market value, instead of using period-end balances and numbers of contracts and excluding repossessions under the methodology previously used.  The methodology used to calculate the figures below is consistent with the methodology that is used to calculate delinquencies and net losses in the financial reporting of the seller.

Delinquency Experience(1)

(Dollars in Thousands)

At December 31,

	2004		2003		2002		2001		2000
	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	300,731	$3,591,481.6	253,698	$2,957,573.3	205,904	$2,305,412.2	159,244	$1,675,597.4	118,566	$1,192,783.3
Period of Delinquency(2)
30-59 Days	9,324	$105,158.6	8,355	$89,029.9	7,124	$73,626.8	5,181	$51,377.2	4,360	$42,620.7
60-89 Days	2,642	30,583.7	2,924	31,387.3	2,804	28,844.0	1,658	16,531.4	1,456	14,191.7
90 Days or more	2,078	26,524.9	1,738	20,228.8	1,841	20,896.3	1,420	14,441.2	871	9,341.0
Total Delinquencies	14,044	$162,267.2	13,017	$140,646.0	11,769	$123,367.1	8,259	$82,349.8	6,687	$66,153.4
Total Delinquencies as a Percent of Total Portfolio	4.67%	4.52%	5.13%	4.76%	5.72%	5.35%	5.19%	4.91%	5.64%	5.55%

	At September 30,
	2005		2004
	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	352,150	$4,304,671.0	296,796	$3,558,043.0
Period of Delinquency(2)
30-59 Days	9,028	$108,258.1	8,786	$98,499.0
60-89 Days	3,141	38,590.2	2,604	28,847.1
90 Days or more	2,283	29,034.9	1,542	18,276.2
Total Delinquencies	14,452	$175,883.3	12,932	$145,622.3

Total Delinquencies as aPercent of Total Portfolio	4.10%	4.09%	4.36%	4.09%

(1)           Includes delinquent contracts already in repossession.

(2)           The period of delinquency is based on the number of days payment is contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

14

Loan Loss/Repossession Experience

(Dollars in Thousands)

	Year Ended December 31,
	2004	2003	2002	2001	2000
Outstanding Balance of All Contracts Serviced(1)	$3,301,278	$2,661,021	$2,029,026	$1,435,382	$1,064,528
Contract Liquidations(2)	2.36%	2.68%	2.38%	2.35%	1.97%
Net Losses:
Dollars(3)	$31,951.7	$26,240.8	$15,444.3	$12,928.2	$8,316.8
Percentage(4)	0.97%	0.99%	0.76%	0.90%	0.78%

	Nine Months Ended September 30,
	2005	2004
Outstanding Balance of All Contracts Serviced(1)	$3,886,021	$3,217,013
Contract Liquidations(2)	2.65%	2.38%
Net Losses:
Dollars(3)	$33,569.4	$19,884.0
Percentage(4)	1.15%	0.83%

(1)           Principal balance of receivables outstanding, calculated by dividing the sum of the monthly averages by the number of months in the period.

(2)           As a percentage of the monthly average number of contracts being serviced, divided by the number of months in the period, calculated on an annualized basis.

(3)           Net losses equal charge-offs net of recoveries.  Repossessed collateral is carried at the seller’s estimate of fair market value.

(4)           As a percentage of the outstanding balance of all contracts serviced, calculated on an annualized basis.

The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the contracts included in the trust will be similar to that set forth above.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

15

Weighted Average Lives of the Notes

The rate of payments on the contracts will directly affect the rate at which you receive principal payments on your notes, and, if you purchase your notes at a premium or discount, your yield to maturity.

The payments on the contracts may be in the form of payments scheduled to be made under the terms of the contracts, prepayments or liquidations due to default, casualty and other events which we cannot predict.  The trust depositor will be obligated to repurchase contracts from the trust as a result of a breach of a representation or warranty with respect to that contract that materially and adversely affects the trust’s interests in such contract.  In such event the seller will be obligated to repurchase the contract from the trust depositor.  In addition, the servicer will be obligated to purchase contracts from the trust as a result of a breach of certain covenants relating to the servicing of the contracts.  Any payments for these reasons, other than scheduled payments, may result in distributions to you of amounts which would otherwise have been distributed over the remaining term of the contracts.  Each prepayment, liquidation or repurchase of a contract will shorten the weighted average remaining term of the contracts and the weighted average lives of the notes.

Prepayments on motorcycle contracts can be measured relative to a payment standard or model. In this term sheet, the Absolute Prepayment Model (“ABS”) represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts.  ABS further assumes that all of the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% ABS rate means that 100 contracts prepay each month.  ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the contracts.

The ABS Tables have been prepared on the assumption that:

•              the contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

•              each scheduled monthly payment on each contract is scheduled to be made and is made on the last day of each month and each month has 30 days;

•              payments are made on the notes on each payment date (and each payment date is assumed to be the 15th day of each month whether or not a business day with a first payment date of December 15, 2005);

•              the balance in the reserve fund on each payment date is the required amount described under “Reserve Fund”;

•              the notes are purchased on an assumed closing date of November 16, 2005; and

•              the servicer does not exercise its option to purchase the contracts unless otherwise indicated.

The ABS Tables also assume that the contracts have been aggregated into hypothetical pools with all of the contracts within each pool having the following characteristics and that the level scheduled monthly payment for each of the pools will be such that each pool will be fully amortized by the end of its remaining term to maturity.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

16

Contracts

Pool	Balance	Contract Rate	Original Term to Maturity (In Months)	Remaining Term to Maturity (In Months)	Next Payment Date
1	$22,507,773.64	12.960%	79	24	November 2005
2	12,025,386.72	6.805%	43	41	November 2005
3	45,338,538.29	7.485%	61	59	November 2005
4	78,982,991.03	12.267%	72	71	November 2005
5	166,145,310.32	11.025%	84	82	November 2005

	$325,000,000.00

The ABS Tables indicate the projected weighted average life of each class of notes and set forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

The actual characteristics and performance of the contracts will differ from the assumptions used to prepare the ABS Tables. The assumptions used are hypothetical and have been provided to give a general sense of how the principal cash flows might behave under varying prepayment rates. Any difference between the assumptions and the actual characteristics and performance of the contracts or actual prepayment experience will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

17

	Class A-1 Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
11/16/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2005	97.64	96.84	95.59	86.44	86.09	85.74
1/15/2006	95.29	93.72	91.26	82.53	81.85	81.16
2/15/2006	92.94	90.62	87.02	78.67	77.66	76.64
3/15/2006	90.59	87.54	82.87	74.86	73.52	72.17
4/15/2006	88.25	84.50	78.82	71.09	69.43	67.76
5/15/2006	85.91	81.49	74.85	67.36	65.40	63.42
6/15/2006	83.57	78.50	70.98	63.68	61.42	59.13
7/15/2006	81.24	75.55	67.20	60.05	57.49	54.91
8/15/2006	78.91	72.63	63.52	56.47	53.62	50.75
9/15/2006	76.59	69.74	59.94	52.93	49.81	46.66
10/15/2006	74.27	66.88	56.45	49.44	46.05	42.62
11/15/2006	71.96	64.05	53.22	46.00	42.35	38.66
12/15/2006	69.65	61.26	50.33	42.61	38.70	34.76
1/15/2007	67.34	58.50	47.48	39.28	35.12	30.93
2/15/2007	65.04	55.78	44.66	35.99	31.60	27.16
3/15/2007	62.74	53.09	41.88	32.76	28.13	23.47
4/15/2007	60.45	50.43	39.13	29.57	24.73	19.84
5/15/2007	58.17	47.81	36.42	26.45	21.39	16.29
6/15/2007	55.89	45.23	33.75	23.37	18.11	12.80
7/15/2007	53.61	42.68	31.12	20.35	14.90	9.39
8/15/2007	51.34	40.17	28.52	17.39	11.75	6.06
9/15/2007	49.08	37.70	25.96	14.48	8.67	2.79
10/15/2007	46.82	35.27	23.44	11.63	5.65	0.00
11/15/2007	44.57	32.87	20.97	8.84	2.70	0.00
12/15/2007	42.70	30.72	18.53	6.11	0.00	0.00
1/15/2008	40.84	28.59	16.13	3.44	0.00	0.00
2/15/2008	38.98	26.49	13.77	0.82	0.00	0.00
3/15/2008	37.13	24.41	11.46	0.00	0.00	0.00
4/15/2008	35.28	22.35	9.18	0.00	0.00	0.00
5/15/2008	33.44	20.31	6.95	0.00	0.00	0.00
6/15/2008	31.60	18.30	4.77	0.00	0.00	0.00
7/15/2008	29.76	16.31	2.63	0.00	0.00	0.00
8/15/2008	27.93	14.35	0.53	0.00	0.00	0.00
9/15/2008	26.10	12.41	0.00	0.00	0.00	0.00
10/15/2008	24.28	10.50	0.00	0.00	0.00	0.00
11/15/2008	22.47	8.62	0.00	0.00	0.00	0.00
12/15/2008	20.66	6.76	0.00	0.00	0.00	0.00
1/15/2009	18.86	4.92	0.00	0.00	0.00	0.00
2/15/2009	17.06	3.11	0.00	0.00	0.00	0.00
3/15/2009	15.27	1.34	0.00	0.00	0.00	0.00
4/15/2009	13.48	0.00	0.00	0.00	0.00	0.00
5/15/2009	11.81	0.00	0.00	0.00	0.00	0.00
6/15/2009	10.14	0.00	0.00	0.00	0.00	0.00
7/15/2009	8.48	0.00	0.00	0.00	0.00	0.00
8/15/2009	6.83	0.00	0.00	0.00	0.00	0.00
9/15/2009	5.18	0.00	0.00	0.00	0.00	0.00
10/15/2009	3.54	0.00	0.00	0.00	0.00	0.00
11/15/2009	1.90	0.00	0.00	0.00	0.00	0.00
12/15/2009	0.27	0.00	0.00	0.00	0.00	0.00
1/15/2010	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1) (2)	1.94	1.56	1.24	1.00	0.92	0.85
Weighted Average Life to Maturity (years)(1)	1.94	1.56	1.24	1.00	0.92	0.85

(1)     The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)     This calculation assumes that the servicer exercises its option to purchase the contracts at its earliest opportunity to do so.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

18

	Class A-2 Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
11/16/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2007	100.00	100.00	100.00	100.00	100.00	98.76
11/15/2007	100.00	100.00	100.00	100.00	100.00	88.92
12/15/2007	100.00	100.00	100.00	100.00	99.42	79.32
1/15/2008	100.00	100.00	100.00	100.00	90.52	69.97
2/15/2008	100.00	100.00	100.00	100.00	81.84	60.88
3/15/2008	100.00	100.00	100.00	94.53	73.38	52.04
4/15/2008	100.00	100.00	100.00	86.65	65.15	43.46
5/15/2008	100.00	100.00	100.00	78.97	57.15	35.14
6/15/2008	100.00	100.00	100.00	71.49	49.39	27.08
7/15/2008	100.00	100.00	100.00	64.21	41.86	19.30
8/15/2008	100.00	100.00	100.00	57.14	34.57	11.79
9/15/2008	100.00	100.00	95.18	50.28	27.52	4.55
10/15/2008	100.00	100.00	88.83	43.63	20.72	0.00
11/15/2008	100.00	100.00	82.63	37.19	14.16	0.00
12/15/2008	100.00	100.00	76.58	30.98	7.86	0.00
1/15/2009	100.00	100.00	70.68	24.98	1.82	0.00
2/15/2009	100.00	100.00	64.94	19.21	0.00	0.00
3/15/2009	100.00	100.00	59.35	13.66	0.00	0.00
4/15/2009	100.00	98.68	53.92	8.35	0.00	0.00
5/15/2009	100.00	93.48	48.80	3.32	0.00	0.00
6/15/2009	100.00	88.36	43.84	0.00	0.00	0.00
7/15/2009	100.00	83.33	39.02	0.00	0.00	0.00
8/15/2009	100.00	78.38	34.36	0.00	0.00	0.00
9/15/2009	100.00	73.51	29.85	0.00	0.00	0.00
10/15/2009	100.00	68.74	25.51	0.00	0.00	0.00
11/15/2009	100.00	64.05	21.32	0.00	0.00	0.00
12/15/2009	100.00	59.45	17.29	0.00	0.00	0.00
1/15/2010	95.73	54.95	13.43	0.00	0.00	0.00
2/15/2010	90.61	50.53	9.73	0.00	0.00	0.00
3/15/2010	85.51	46.21	6.20	0.00	0.00	0.00
4/15/2010	80.43	41.99	2.85	0.00	0.00	0.00
5/15/2010	75.38	37.86	0.00	0.00	0.00	0.00
6/15/2010	70.34	33.83	0.00	0.00	0.00	0.00
7/15/2010	65.33	29.90	0.00	0.00	0.00	0.00
8/15/2010	60.34	26.07	0.00	0.00	0.00	0.00
9/15/2010	55.37	22.34	0.00	0.00	0.00	0.00
10/15/2010	50.43	18.72	0.00	0.00	0.00	0.00
11/15/2010	46.38%	15.68%	0.00%	0.00%	0.00%	0.00%

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

19

	Class A-2 Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
12/15/2010	42.35	12.73	0.00	0.00	0.00	0.00
1/15/2011	38.33	9.87	0.00	0.00	0.00	0.00
2/15/2011	34.33	7.09	0.00	0.00	0.00	0.00
3/15/2011	30.36	4.40	0.00	0.00	0.00	0.00
4/15/2011	26.40	1.80	0.00	0.00	0.00	0.00
5/15/2011	22.46	0.00	0.00	0.00	0.00	0.00
6/15/2011	18.54	0.00	0.00	0.00	0.00	0.00
7/15/2011	14.64	0.00	0.00	0.00	0.00	0.00
8/15/2011	10.76	0.00	0.00	0.00	0.00	0.00
9/15/2011	6.90	0.00	0.00	0.00	0.00	0.00
10/15/2011	3.07	0.00	0.00	0.00	0.00	0.00
11/15/2011	0.61	0.00	0.00	0.00	0.00	0.00
12/15/2011	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1)(2)	4.97	4.29	3.53	2.86	2.60	2.38
Weighted Average Life to Maturity (years)(1)	5.02	4.35	3.57	2.90	2.64	2.41

(1)           The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)           This calculation assumes that the servicer exercises its option to purchase the contracts at its earliest opportunity to do so.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

20

	Class B Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
11/16/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2008	100.00	100.00	100.00	100.00	100.00	89.58
11/15/2008	100.00	100.00	100.00	100.00	100.00	60.66
12/15/2008	100.00	100.00	100.00	100.00	100.00	32.99
1/15/2009	100.00	100.00	100.00	100.00	100.00	6.58
2/15/2009	100.00	100.00	100.00	100.00	82.80	0.00
3/15/2009	100.00	100.00	100.00	100.00	58.86	0.00
4/15/2009	100.00	100.00	100.00	100.00	36.07	0.00
5/15/2009	100.00	100.00	100.00	100.00	14.47	0.00
6/15/2009	100.00	100.00	100.00	93.52	2.28	0.00
7/15/2009	100.00	100.00	100.00	73.63	0.00	0.00
8/15/2009	100.00	100.00	100.00	54.70	0.00	0.00
9/15/2009	100.00	100.00	100.00	36.74	0.00	0.00
10/15/2009	100.00	100.00	100.00	19.78	0.00	0.00
11/15/2009	100.00	100.00	100.00	3.83	0.00	0.00
12/15/2009	100.00	100.00	100.00	0.00	0.00	0.00
1/15/2010	100.00	100.00	100.00	0.00	0.00	0.00
2/15/2010	100.00	100.00	100.00	0.00	0.00	0.00
3/15/2010	100.00	100.00	100.00	0.00	0.00	0.00
4/15/2010	100.00	100.00	100.00	0.00	0.00	0.00
5/15/2010	100.00	100.00	98.53	0.00	0.00	0.00
6/15/2010	100.00	100.00	85.50	0.00	0.00	0.00
7/15/2010	100.00	100.00	73.23	0.00	0.00	0.00
8/15/2010	100.00	100.00	61.75	0.00	0.00	0.00
9/15/2010	100.00	100.00	51.06	0.00	0.00	0.00
10/15/2010	100.00	100.00	41.18	0.00	0.00	0.00
11/15/2010	100.00	100.00	32.49	0.00	0.00	0.00
12/15/2010	100.00%	100.00%	24.47%	0.00%	0.00%	0.00%

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

21

	Class B Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
1/15/2011	100.00	100.00	17.12	0.00	0.00	0.00
2/15/2011	100.00	100.00	10.44	0.00	0.00	0.00
3/15/2011	100.00	100.00	4.46	0.00	0.00	0.00
4/15/2011	100.00	100.00	0.54	0.00	0.00	0.00
5/15/2011	100.00	96.91	0.00	0.00	0.00	0.00
6/15/2011	100.00	86.44	0.00	0.00	0.00	0.00
7/15/2011	100.00	76.37	0.00	0.00	0.00	0.00
8/15/2011	100.00	66.71	0.00	0.00	0.00	0.00
9/15/2011	100.00	57.47	0.00	0.00	0.00	0.00
10/15/2011	100.00	48.66	0.00	0.00	0.00	0.00
11/15/2011	100.00	42.79	0.00	0.00	0.00	0.00
12/15/2011	92.06	37.20	0.00	0.00	0.00	0.00
1/15/2012	81.54	31.89	0.00	0.00	0.00	0.00
2/15/2012	71.10	26.86	0.00	0.00	0.00	0.00
3/15/2012	60.72	22.12	0.00	0.00	0.00	0.00
4/15/2012	50.41	17.68	0.00	0.00	0.00	0.00
5/15/2012	40.18	13.53	0.00	0.00	0.00	0.00
6/15/2012	30.02	9.68	0.00	0.00	0.00	0.00
7/15/2012	19.94	6.14	0.00	0.00	0.00	0.00
8/15/2012	9.93	2.91	0.00	0.00	0.00	0.00
9/15/2012	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1)(2)	5.58	4.91	4.08	3.25	2.91	2.66
Weighted Average Life to Maturity (years)(1)	6.46	6.03	4.91	3.82	3.41	3.07

(1)           The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)           This calculation assumes that the servicer exercises its option to purchase the contracts at its earliest opportunity to do so.

The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the contracts which will differ from the actual characteristics and performance of the contracts) and should be read in conjunction therewith.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

22

Computational Materials

Harley-Davidson Motorcycle Trust 2005-4

Issuer

Subject to Revision

Term Sheet dated November 7, 2005

$234,000,000  [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-1

$73,937,000  [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-2

$17,063,000  [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class B

Harley-Davidson Customer Funding Corp.

Trust Depositor

Harley-Davidson Credit Corp.

Seller and Servicer

The information contained in the attached materials is referred to as the “Information”.

The attached Term Sheet has been prepared by Harley-Davidson Credit Corp. (“Harley Credit”) and relates to Harley-Davidson Motorcycle Trust 2005-4.  Neither J.P. Morgan Securities Inc. (“JPMorgan”) nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the notes.

The Information addresses only certain aspects of the notes’ characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the security.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

JPMorgan is not acting as your advisor or agent.  Prior to entering into any transaction, you should determine, without reliance upon JPMorgan or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks.  In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) JPMorgan is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and JPMorgan’s disclaimers as to these matters.

Although a registration statement (including the prospectus) relating to the notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the notes discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the notes discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the JPMorgan Syndicate Desk at (212) 834-4154.

Harley-Davidson Motorcycle Trust 2005-4

Harley-Davidson Credit Corp., Seller and Servicer

Harley-Davidson Customer Funding Corp., Trust Depositor

Subject to Revision

Term Sheet dated November 7, 2005

Trust	Harley-Davidson Motorcycle Trust 2005-4 (the “Trust”), a Delaware statutory trust.

Trust Depositor	Harley-Davidson Customer Funding Corp., a wholly owned, limited-purpose subsidiary of Harley-Davidson Credit Corp. (the “Trust Depositor”).

Seller and Servicer or Seller/Servicer	Harley-Davidson Credit Corp. (“Harley Credit” or the “Seller” or, in its capacity as Servicer, the “Servicer”), a wholly owned subsidiary of Harley-Davidson Financial Services, Inc.

Owner Trustee	Wilmington Trust Company, a Delaware banking corporation (in such capacity, the “Owner Trustee”).

Indenture Trustee

The Bank of New York Trust Company, N.A., a national banking association (in such capacity, the “Indenture Trustee”). The indenture trustee will also act as paying agent under the indenture and the trust agreement.

Closing Date	On or about November 16, 2005.

Terms of the Notes	The principal terms of the notes will be as described below:

Class	Aggregate Principal Amount	Interest Rate
Class A-1 notes		$234,000,000%
Class A-2 notes		$73,937,000%
Class B notes		$17,063,000%

The notes represent indebtedness of the trust secured by the assets of the trust.

Each class of notes will be issued in minimum denominations of $1,000 and will be available in book-entry form only.

Payment Dates	The trust will pay interest and principal on the notes on the 15th day of each month or if that day is not a business day, the next business day. The first payment date is December 15, 2005.

Record Dates	The day immediately preceding the payment date.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

Interest	Interest Periods: Interest on the notes will accrue in the following manner:

From (including)	To (excluding)	Day Count Convention
15th day of prior month	15th day of current month	30/360

The first interest period will begin on and include the closing date and end on and exclude December 15, 2005.

Payment of Interest:

On each payment date the trust will pay interest on the notes which will be made from available collections and other amounts.

Interest payments on the Class A-1 notes and Class A-2 notes will have the same priority. Interest payments on the Class B notes will be subordinated to interest payments on the Class A notes. The trust will make interest payments on the Class B notes after paying interest on the Class A-1 notes and Class A-2 notes.

Principal	On each payment date, the trust will pay principal on the notes which will be made from available collections and other amounts.

Principal payments on the Class A notes will be senior in priority to principal payments on the Class B notes. Principal payments on the notes will generally be paid sequentially, so that no principal will be paid on the Class A-2 notes or Class B notes until the Class A-1 notes have been paid in full and no principal will be paid on the Class B notes until the Class A-1 notes and Class A-2 notes have been paid in full.

Final Scheduled Payment Dates	The final scheduled payment dates of the notes are as follows:

Class	Final Scheduled Payment Date
Class A-1 notes	November 2010 Payment Date
Class A-2 notes	June 2012 Payment Date
Class B notes	June 2013 Payment Date

If the notes have not already been paid in full prior to their respective final scheduled payment dates, the trust will be obligated to pay the outstanding principal amount of the notes in full on such dates. Certain circumstances could cause principal to be paid earlier or later, or in reduced amounts.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

Optional Redemption

The servicer has the option to purchase all of the contracts on any payment date on which the aggregate outstanding principal balance of the contracts owned by the trust declines to less than 10% of the aggregate outstanding principal balance of the contracts as of the cutoff date.

If the servicer exercises this option, the notes will be redeemed at a price equal to the unpaid principal amount of the notes plus accrued interest thereon.

The Contracts and Other Assets of the Trust

The property of the trust will be a pool of fixed-rate, simple interest conditional sales contracts and promissory notes and security agreements relating to motorcycles manufactured by one or more subsidiaries of Harley-Davidson, Inc. (including Buell Motorcycle Company, LLC, a wholly-owned subsidiary of Harley-Davidson, Inc.), and certain other manufacturers. The contracts were originated indirectly by the seller primarily through Eaglemark Savings Bank, a wholly-owned subsidiary of Harley-Davidson Credit Corp., and, to a limited extent, through Harley-Davidson motorcycle dealers. Included in the trust’s assets are security interests in the Harley-Davidson, Buell and other motorcycles securing the contracts and proceeds, if any, from certain insurance policies and debt cancellation agreements with respect to such motorcycles.

The Contracts

The trust’s main source of funds for making payments on the notes will be collections on the contracts. The contracts transferred to the trust will be selected from contracts in the seller’s portfolio based on the criteria specified in the transfer and sale agreement. The contracts arise from loans to obligors located in the 50 states of the United States, the District of Columbia, the U.S. Territories and military bases.

On the closing date, pursuant to the sale and servicing agreement, the trust depositor will transfer, and the trust will acquire, contracts with the characteristics set forth below as of the close of business on November 2, 2005, the cutoff date.

No contract has a scheduled maturity later than November 2012. However, an obligor can generally prepay its contract at any time without penalty.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

COMPOSITION OF THE CONTRACTS

(AS OF THE CUTOFF DATE)

Aggregate Principal Balance	$325,000,000
Number of Contracts	24,081
Average Principal Balance	$13,496.12
Weighted Average Contract Rate	10.811%
(Range)	2.990% to 21.514%
Weighted Average Original Term (in months)	76.06
(Range)	12 to 84
Weighted Average Remaining Term (in months)	70.51
(Range)	3 to 84

GEOGRAPHIC CONCENTRATION

(AS OF THE CUTOFF DATE)

State	Principal Balance Concentration
Florida	12.50%
Texas	9.56%
California	9.45%
North Carolina	5.72%

No other state represented more than 5.00% of the aggregate principal balance of the contracts as of the cutoff date.

Reserve Fund

On the closing date, the servicer will establish a trust account in the name of the indenture trustee which we refer to as the “reserve fund.” The reserve fund provides you with limited protection in the event collections from obligors on the contracts are insufficient to make payments on the notes. We cannot assure you, however, that this protection will be adequate to prevent shortfalls in amounts available to make payments on the notes.

The initial balance of the reserve fund will be $2,437,500.00 (0.75% of the aggregate principal balance of the contracts as of the cutoff date). The amount required to be on deposit in the reserve fund on each payment date will equal the greater of (a) 2.00% of the aggregate principal balance of the contracts in the trust as of the last day of the immediately preceding calendar month (6.00% in the event a trigger event occurs) and (b) 1.00% of the initial aggregate principal amount of the notes. In no event shall the amount required to be on deposit in the reserve fund exceed the aggregate outstanding principal balance of the notes.

If the amount on deposit in the reserve fund on any payment date is less than the required amount, the trust will use the funds available to it after payment of the servicing fee and the fee payable to the indenture trustee, reimbursement of servicer advances and payment of interest and principal on the notes to make a deposit into the reserve fund. Amounts on deposit in the reserve fund on any payment date in excess of the required amount will be paid to the trust depositor.

If on any payment date the funds available to the trust to pay principal and interest on the notes are insufficient to make payments on the notes, the trust will use funds in the reserve fund to cover any shortfalls, but only to the extent of the amounts on deposit in the reserve fund at such time.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

If on the final scheduled payment date of any class of notes, the principal balance of that class has not been paid in full, the trust will use funds in the reserve fund to pay those notes in the order of priority set forth in “Principal” above, but only to the extent of the amounts on deposit in the reserve fund at such time.

Ratings	On the closing date, the notes must have received ratings from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, and Moody’s Investors Service, Inc. as set forth below:

	Standard & Poor’s	Moody’s

Class A-1	AAA	Aaa
Class A-2	AAA	Aaa
Class B	A–

A rating is not a recommendation to buy, sell or hold securities. There can be no assurance that the ratings will not be lowered or withdrawn at any time by either of the rating agencies.

Servicer Advances

The servicer is obligated to advance each month an amount equal to accrued and unpaid interest on each contract which was 30 days or greater delinquent with respect to the related due period, but only to the extent that the servicer believes that the amount of such advance will be recoverable from collections on such contract. The servicer will be entitled to reimbursement of its outstanding advances on any payment date by means of a first priority withdrawal of certain funds then held in the collection account.

Servicing Fees

The servicer will be entitled to receive a monthly servicing fee equal to 1/12th of 1.00% of the aggregate principal balance of the contracts as of the first day of the prior calendar month (or with respect to the first payment date, the aggregate principal balance of the contracts as of the cutoff date). The servicer will also be entitled to receive any extension fees or late payment penalty fees paid by obligors. The servicing fees will be paid to the servicer prior to any payments to the noteholders.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

Priority of Payments	Prior to Acceleration of the Notes:

On each payment date prior to the acceleration of the notes, the trust will apply collections on the contracts received during the prior calendar month, servicer advances and, with respect to payments of principal and interest on the notes, funds transferred from the reserve fund to make the following payments in the following order of priority:

• reimbursement of servicer advances;

• servicing fee;

• indenture trustee’s fee;

• interest on the Class A notes, pro rata;

• interest on the Class B notes;

• principal on the Class A-1 notes, until paid in full, then principal on the Class A-2 notes, until paid in full, then principal on the Class B notes, until paid in full;

• to the reserve fund, the amount, if any, needed to fund the reserve fund to the required amount; and

• any remaining amounts to the trust depositor as certificateholder under the trust agreement.

After Acceleration of the Notes:

After an event of default due to a breach of a material covenant or agreement by the trust and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:

• interest on the Class A notes, pro rata;

• interest on the Class B notes;

• principal on the Class A notes, pro rata, until paid in full; and

• principal on the Class B notes, until paid in full.

After an event of default due to a payment default or certain insolvency events and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:

• interest on the Class A notes, pro rata;

• principal on the Class A notes, pro rata, until paid in full;

• interest on the Class B notes; and

• principal on the Class B notes, until paid in full.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

Credit Enhancement	The credit enhancement for the notes is as follows:

	Class A notes:	• subordination of the Class B notes
• reserve fund
• excess spread

	Class B notes:	• reserve fund
• excess spread

Material Federal Income Tax Consequences

Winston & Strawn LLP, as federal tax counsel to the trust, will deliver its opinion that the notes will be characterized as debt for federal income tax purposes, and the trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation. The purpose of obtaining the opinion of tax counsel is to provide investors with greater assurance that the notes will be characterized as debt for federal income tax purposes and that the trust will not be subject to federal income tax at the entity level. However, an opinion of tax counsel is not binding on the Internal Revenue Service and there is no assurance that the Internal Revenue Service will not disagree with the opinion of federal tax counsel. By purchasing a note, you will agree to treat your note as debt for federal, state and local income tax purposes. Payments received by you will generally be treated as either interest or principal and you will not be considered an owner of an equity interest in the trust.

ERISA Considerations

The notes are generally eligible for purchase by employee benefit plans and individual retirement accounts and similar arrangements, and by persons investing on behalf of or with plan assets of such plans, accounts and arrangements, subject to certain considerations and exceptions.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

THE CONTRACTS

The contracts are fixed-rate simple interest conditional sales contracts or promissory notes and security agreements relating to motorcycles manufactured by one or more subsidiaries of Harley-Davidson, Inc. (including Buell Motorcycle Company, LLC, a wholly-owned subsidiary of Harley-Davidson, Inc.), or certain other motorcycle manufacturers.  The contracts were originated indirectly by the seller primarily through Eaglemark Savings Bank and, to a limited extent, through Harley-Davidson motorcycle dealers and acquired by the trust depositor in the ordinary course of the trust depositor’s business.  Each contract has a fixed contractual rate of interest and provides for, if timely made, payments of principal and interest which fully amortize the loan on a simple interest basis over its term.  The contracts have the following characteristics:

•      the last scheduled payment of each contract is due no later than November 2012;

•      the first scheduled payment date of contracts representing approximately 98.58% of the aggregate principal balance of the contracts as of the cutoff date is due no later than November 2005 and the first scheduled payment date of remaining contracts representing approximately 1.42% of the aggregate principal balance of the contracts as of the cutoff date is due no later than February 2006;

•      approximately 80.85% of the principal balance of the contracts as of the cutoff date is attributable to loans to purchase motorcycles which were new and approximately 19.15% is attributable to loans to purchase motorcycles which were used at the time the related contract was originated;

•      approximately 98.19% of the principal balance of the contracts as of the cutoff date is attributable to loans to purchase motorcycles manufactured by Harley-Davidson or Buell and approximately 1.81% of the principal balance of the contracts as of the cutoff date is attributable to loans to purchase motorcycles not manufactured by Harley-Davidson or Buell;

•      all contracts have a contractual rate of interest of at least 2.990% per annum and not more than 21.514% per annum and the weighted average contractual rate of interest of the contracts as of the cutoff date is approximately 10.811% per annum (see Table 1 below);

•      the contracts have remaining maturities as of the cutoff date of at least 3 months but not more than 84 months and original maturities of at least 12 months but not more than 84 months;

•      the contracts have a weighted average term to scheduled maturity as of the cutoff date of approximately 70.51 months, and a weighted average term to scheduled maturity, as of origination, of approximately 76.06 months (see Tables 2 and 3 below);

•      the average principal balance per contract as of the cutoff date was approximately $13,496.12 and the principal balances on the contracts as of the cutoff date ranged from $502.35 to $51,435.91 (see Table 4 below);

•      the contracts arise from loans to obligors located in 50 states, the District of Columbia, the U.S. Territories and military bases and constitute the following approximate amounts expressed as a percentage of the aggregate principal balance of the contracts as of the cutoff date: 12.50% in Florida, 9.56% in Texas, 9.45% in California and 5.72% in North Carolina (see Table 5 below).  No other geographic location represented more than 5.00% of the aggregate principal balance of the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

TABLE 1

DISTRIBUTION BY CONTRACT RATE OF THE CONTRACTS

(AS OF THE CUTOFF DATE)

rate	number of contracts	percent of number of contracts (1)	total outstanding principal balance	percent of pool balance (1)
2.990% - 3.000%	176	0.73%	$1,733,721.16	0.53%
3.001% - 4.000%	232	0.96	2,265,567.28	0.70
4.001% - 5.000%	912	3.79	12,091,229.60	3.72
5.001% - 6.000%	495	2.06	7,558,309.00	2.33
6.001% - 7.000%	1,544	6.41	23,861,434.80	7.34
7.001% - 8.000%	2,209	9.17	34,345,580.35	10.57
8.001% - 9.000%	2,700	11.21	42,614,677.13	13.11
9.001% - 10.000%	3,024	12.56	45,161,950.99	13.90
10.001% - 11.000%	2,014	8.36	27,197,692.26	8.37
11.001% - 12.000%	2,468	10.25	31,267,154.23	9.62
12.001% - 13.000%	2,275	9.45	27,417,578.73	8.44
13.001% - 14.000%	1,698	7.05	18,275,964.79	5.62
14.001% - 15.000%	1,113	4.62	12,127,903.20	3.73
15.001% - 16.000%	723	3.00	7,620,866.06	2.34
16.001% - 17.000%	521	2.16	6,009,929.94	1.85
17.001% - 18.000%	322	1.34	2,653,701.55	0.82
18.001% - 19.000%	33	0.14	190,307.31	0.06
19.001% - 20.000%	108	0.45	545,691.36	0.17
20.001% - 21.000%	651	2.70	9,775,192.34	3.01
21.001% - 21.514%	863	3.58	12,285,547.92	3.78

TOTALS:	24,081	100.00%	$325,000,000.00	100.00%

(1)           Percentages may not add to 100.00% because of rounding.

TABLE 2

DISTRIBUTION BY REMAINING TERM

TO MATURITY OF THE CONTRACTS

(AS OF THE CUTOFF DATE)

remaining term (months)	number of contracts	percent of number of contracts (1)	total outstanding principal balance	percent of pool balance (1)
3 - 12	511	2.12%	$913,945.09	0.28%
13 - 24	2,319	9.63	9,696,586.28	2.98
25 - 36	2,026	8.41	16,305,887.54	5.02
37 - 48	739	3.07	7,616,741.45	2.34
49 - 60	3,405	14.14	45,338,538.29	13.95
61 - 72	6,285	26.10	78,982,991.03	24.30
73 - 84	8,796	36.53	166,145,310.32	51.12

TOTALS:	24,081	100.00%	$325,000,000.00	100.00%

(1)           Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

TABLE 3

DISTRIBUTION BY ORIGINAL TERM

TO MATURITY OF THE CONTRACTS

(AS OF THE CUTOFF DATE)

ORIGINAL TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)
1 - 12	7	0.03%	$65,368.84	0.02%
13 - 24	104	0.43	680,748.03	0.21
25 - 36	436	1.81	3,812,998.96	1.17
37 - 48	662	2.75	6,855,838.05	2.11
49 - 60	3,448	14.32	42,678,329.59	13.13
61 - 72	8,718	36.20	88,398,111.01	27.20
73 - 84	10,706	44.46	182,508,605.52	56.16

TOTALS:	24,081	100.00%	$325,000,000.00	100.00%

(1)           Percentages may not add to 100.00% because of rounding.

TABLE 4

DISTRIBUTION BY CURRENT BALANCE OF THE CONTRACTS

(AS OF THE CUTOFF DATE)

CURRENT BALANCE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)
$502.35 - 5,000.00	2,766	11.49%	$8,650,768.08	2.66%
5,000.01 - 10,000.00	5,703	23.68	43,895,287.62	13.51
10,000.01 - 15,000.00	5,084	21.11	63,520,146.12	19.54
15,000.01 - 20,000.00	6,385	26.51	111,793,130.12	34.40
20,000.01 - 25,000.00	3,192	13.26	69,960,053.17	21.53
25,000.01 - 30,000.00	702	2.92	18,876,451.59	5.81
30,000.01 - 35,000.00	199	0.83	6,388,472.35	1.97
35,000.01 - 51,435.91	50	0.21	1,915,690.95	0.59

TOTALS:	24,081	100.00%	$325,000,000.00	100.00%

(1)           Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

TABLE 5

GEOGRAPHIC DISTRIBUTION OF THE CONTRACTS

(AS OF THE CUTOFF DATE)

STATE (1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (2)
ALABAMA	725	3.01%	$11,346,504.79	3.49%
ALASKA	44	0.18	574,798.83	0.18
ARIZONA	765	3.18	11,660,641.43	3.59
ARKANSAS	166	0.69	2,121,950.19	0.65
CALIFORNIA	2,217	9.21	30,704,862.88	9.45
COLORADO	384	1.59	5,053,708.39	1.55
CONNECTICUT	281	1.17	3,281,161.28	1.01
DELAWARE	107	0.44	1,505,352.41	0.46
DISTRICT OF COLUMBIA	5	0.02	41,458.00	0.01
FLORIDA	2,707	11.24	40,634,953.75	12.50
GEORGIA	901	3.74	13,584,729.70	4.18
HAWAII	120	0.50	1,522,906.32	0.47
IDAHO	103	0.43	1,339,790.75	0.41
ILLINOIS	760	3.16	9,274,542.15	2.85
INDIANA	473	1.96	5,764,062.79	1.77
IOWA	235	0.98	2,824,757.12	0.87
KANSAS	202	0.84	2,723,113.46	0.84
KENTUCKY	263	1.09	3,255,620.17	1.00
LOUISIANA	498	2.07	7,490,655.63	2.30
MAINE	62	0.26	731,858.77	0.23
MARYLAND	487	2.02	6,115,044.51	1.88
MASSACHUSETTS	204	0.85	2,205,980.00	0.68
MICHIGAN	434	1.80	5,285,519.14	1.63
MINNESOTA	287	1.19	3,367,247.85	1.04
MISSISSIPPI	128	0.53	1,974,656.66	0.61
MISSOURI	459	1.91	6,309,638.09	1.94
MONTANA	69	0.29	859,227.93	0.26
NEBRASKA	137	0.57	1,821,296.12	0.56
NEVADA	322	1.34	4,303,006.47	1.32
NEW HAMPSHIRE	83	0.34	923,953.74	0.28
NEW JERSEY	683	2.84	8,150,273.97	2.51
NEW MEXICO	282	1.17	3,772,694.96	1.16
NEW YORK	595	2.47	6,301,276.37	1.94
NORTH CAROLINA	1,287	5.34	18,593,755.08	5.72
NORTH DAKOTA	41	0.17	541,750.33	0.17
OHIO	773	3.21	9,030,215.93	2.78
OKLAHOMA	317	1.32	4,503,784.75	1.39
OREGON	224	0.93	2,716,814.76	0.84
PENNSYLVANIA	1,044	4.34	11,604,430.37	3.57
RHODE ISLAND	39	0.16	419,261.62	0.13
SOUTH CAROLINA	423	1.76	6,103,284.14	1.88
SOUTH DAKOTA	37	0.15	441,083.29	0.14
TENNESSEE	688	2.86	9,343,921.95	2.88
TEXAS	2,221	9.22	31,079,591.54	9.56
UTAH	84	0.35	1,130,029.94	0.35
VERMONT	27	0.11%	$237,193.34	0.07%

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STATE (1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (2)
VIRGINIA	652	2.71	9,197,312.80	2.83
WASHINGTON	469	1.95	6,245,129.28	1.92
WEST VIRGINIA	190	0.79	2,492,368.53	0.77
WISCONSIN	278	1.15	3,131,899.21	0.96
WYOMING	52	0.22	671,665.73	0.21
OTHER (3)	47	0.20	689,262.79	0.21

TOTALS:	24,081	100.00%	$325,000,000.00	100.00%

(1)           Based on billing addresses of obligors as of the cutoff date.

(2)           Percentages may not add to 100.00% because of rounding.

(3)           Includes U.S. Territories and military bases.

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Delinquency, Loan Loss and Repossession Information

The following tables set forth the delinquency experience and loan loss and repossession experience of the portfolio of contracts that the seller owns or services consisting of (i) contracts secured by motorcycles sold in the United States (including U.S. Territories) and manufactured by Harley-Davidson, Buell and other manufacturers and (ii) contracts secured by assets other than motorcycles, the aggregate principal balance of which represents a de minimis amount of the portfolio.  These figures include data in respect of contracts which the seller has previously sold with respect to prior securitizations and for which the seller acts as servicer.

The figures in the following tables describing delinquency experience and loan loss and repossession experience differ from the figures disclosed for the same periods relating to securitization transactions closed prior to July 31, 2005 because a different methodology has been used to calculate such figures. The primary changes to the methodology involve using average balances and average number of contracts for each period and including repossessions at the seller’s estimate of fair market value, instead of using period-end balances and numbers of contracts and excluding repossessions under the methodology previously used.  The methodology used to calculate the figures below is consistent with the methodology that is used to calculate delinquencies and net losses in the financial reporting of the seller.

Delinquency Experience(1)

(Dollars in Thousands)

At December 31,

	2004		2003		2002		2001		2000
	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	300,731	$3,591,481.6	253,698	$2,957,573.3	205,904	$2,305,412.2	159,244	$1,675,597.4	118,566	$1,192,783.3
Period of Delinquency(2)
30-59 Days	9,324	$105,158.6	8,355	$89,029.9	7,124	$73,626.8	5,181	$51,377.2	4,360	$42,620.7
60-89 Days	2,642	30,583.7	2,924	31,387.3	2,804	28,844.0	1,658	16,531.4	1,456	14,191.7
90 Days or more	2,078	26,524.9	1,738	20,228.8	1,841	20,896.3	1,420	14,441.2	871	9,341.0
Total Delinquencies	14,044	$162,267.2	13,017	$140,646.0	11,769	$123,367.1	8,259	$82,349.8	6,687	$66,153.4
Total Delinquencies as a Percent of Total Portfolio	4.67%	4.52%	5.13%	4.76%	5.72%	5.35%	5.19%	4.91%	5.64%	5.55%

	At September 30,
	2005		2004
	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	352,150	$4,304,671.0	296,796	$3,558,043.0
Period of Delinquency(2)
30-59 Days	9,028	$108,258.1	8,786	$98,499.0
60-89 Days	3,141	38,590.2	2,604	28,847.1
90 Days or more	2,283	29,034.9	1,542	18,276.2
Total Delinquencies	14,452	$175,883.3	12,932	$145,622.3

Total Delinquencies as a Percent of Total Portfolio	4.10%	4.09%	4.36%	4.09%

(1)           Includes delinquent contracts already in repossession.

(2)           The period of delinquency is based on the number of days payment is contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

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Loan Loss/Repossession Experience

(Dollars in Thousands)

	Year Ended December 31,
	2004	2003	2002	2001	2000
Outstanding Balance of All Contracts Serviced(1)	$3,301,278	$2,661,021	$2,029,026	$1,435,382	$1,064,528
Contract Liquidations(2)	2.36%	2.68%	2.38%	2.35%	1.97%
Net Losses:
Dollars(3)	$31,951.7	$26,240.8	$15,444.3	$12,928.2	$8,316.8
Percentage(4)	0.97%	0.99%	0.76%	0.90%	0.78%

	Nine Months Ended September 30,
	2005	2004
Outstanding Balance of All Contracts Serviced(1)	$3,886,021	$3,217,013
Contract Liquidations(2)	2.65%	2.38%
Net Losses:
Dollars(3)	$33,569.4	$19,884.0
Percentage(4)	1.15%	0.83%

(1)           Principal balance of receivables outstanding, calculated by dividing the sum of the monthly averages by the number of months in the period.

(2)           As a percentage of the monthly average number of contracts being serviced, divided by the number of months in the period, calculated on an annualized basis.

(3)           Net losses equal charge-offs net of recoveries.  Repossessed collateral is carried at the seller’s estimate of fair market value.

(4)           As a percentage of the outstanding balance of all contracts serviced, calculated on an annualized basis.

The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the contracts included in the trust will be similar to that set forth above.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

Weighted Average Lives of the Notes

The rate of payments on the contracts will directly affect the rate at which you receive principal payments on your notes, and, if you purchase your notes at a premium or discount, your yield to maturity.

The payments on the contracts may be in the form of payments scheduled to be made under the terms of the contracts, prepayments or liquidations due to default, casualty and other events which we cannot predict.  The trust depositor will be obligated to repurchase contracts from the trust as a result of a breach of a representation or warranty with respect to that contract that materially and adversely affects the trust’s interests in such contract.  In such event the seller will be obligated to repurchase the contract from the trust depositor.  In addition, the servicer will be obligated to purchase contracts from the trust as a result of a breach of certain covenants relating to the servicing of the contracts.  Any payments for these reasons, other than scheduled payments, may result in distributions to you of amounts which would otherwise have been distributed over the remaining term of the contracts.  Each prepayment, liquidation or repurchase of a contract will shorten the weighted average remaining term of the contracts and the weighted average lives of the notes.

Prepayments on motorcycle contracts can be measured relative to a payment standard or model. In this term sheet, the Absolute Prepayment Model (“ABS”) represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts.  ABS further assumes that all of the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% ABS rate means that 100 contracts prepay each month.  ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the contracts.

The ABS Tables have been prepared on the assumption that:

•              the contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

•              each scheduled monthly payment on each contract is scheduled to be made and is made on the last day of each month and each month has 30 days;

•              payments are made on the notes on each payment date (and each payment date is assumed to be the 15th day of each month whether or not a business day with a first payment date of December 15, 2005);

•              the balance in the reserve fund on each payment date is the required amount described under “Reserve Fund”;

•              the notes are purchased on an assumed closing date of November 16, 2005; and

•              the servicer does not exercise its option to purchase the contracts unless otherwise indicated.

The ABS Tables also assume that the contracts have been aggregated into hypothetical pools with all of the contracts within each pool having the following characteristics and that the level scheduled monthly payment for each of the pools will be such that each pool will be fully amortized by the end of its remaining term to maturity.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

Contracts

Pool	Balance	Contract Rate	Original Term to Maturity (In Months)	Remaining Term to Maturity (In Months)	Next Payment Date
1	$22,507,773.64	12.960%	79	24	November 2005
2	12,025,386.72	6.805%	43	41	November 2005
3	45,338,538.29	7.485%	61	59	November 2005
4	78,982,991.03	12.267%	72	71	November 2005
5	166,145,310.32	11.025%	84	82	November 2005

	$325,000,000.00

The ABS Tables indicate the projected weighted average life of each class of notes and set forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

The actual characteristics and performance of the contracts will differ from the assumptions used to prepare the ABS Tables. The assumptions used are hypothetical and have been provided to give a general sense of how the principal cash flows might behave under varying prepayment rates. Any difference between the assumptions and the actual characteristics and performance of the contracts or actual prepayment experience will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

	Class A-1 Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
11/16/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2005	97.64	96.84	95.59	86.44	86.09	85.74
1/15/2006	95.29	93.72	91.26	82.53	81.85	81.16
2/15/2006	92.94	90.62	87.02	78.67	77.66	76.64
3/15/2006	90.59	87.54	82.87	74.86	73.52	72.17
4/15/2006	88.25	84.50	78.82	71.09	69.43	67.76
5/15/2006	85.91	81.49	74.85	67.36	65.40	63.42
6/15/2006	83.57	78.50	70.98	63.68	61.42	59.13
7/15/2006	81.24	75.55	67.20	60.05	57.49	54.91
8/15/2006	78.91	72.63	63.52	56.47	53.62	50.75
9/15/2006	76.59	69.74	59.94	52.93	49.81	46.66
10/15/2006	74.27	66.88	56.45	49.44	46.05	42.62
11/15/2006	71.96	64.05	53.22	46.00	42.35	38.66
12/15/2006	69.65	61.26	50.33	42.61	38.70	34.76
1/15/2007	67.34	58.50	47.48	39.28	35.12	30.93
2/15/2007	65.04	55.78	44.66	35.99	31.60	27.16
3/15/2007	62.74	53.09	41.88	32.76	28.13	23.47
4/15/2007	60.45	50.43	39.13	29.57	24.73	19.84
5/15/2007	58.17	47.81	36.42	26.45	21.39	16.29
6/15/2007	55.89	45.23	33.75	23.37	18.11	12.80
7/15/2007	53.61	42.68	31.12	20.35	14.90	9.39
8/15/2007	51.34	40.17	28.52	17.39	11.75	6.06
9/15/2007	49.08	37.70	25.96	14.48	8.67	2.79
10/15/2007	46.82	35.27	23.44	11.63	5.65	0.00
11/15/2007	44.57	32.87	20.97	8.84	2.70	0.00
12/15/2007	42.70	30.72	18.53	6.11	0.00	0.00
1/15/2008	40.84	28.59	16.13	3.44	0.00	0.00
2/15/2008	38.98	26.49	13.77	0.82	0.00	0.00
3/15/2008	37.13	24.41	11.46	0.00	0.00	0.00
4/15/2008	35.28	22.35	9.18	0.00	0.00	0.00
5/15/2008	33.44	20.31	6.95	0.00	0.00	0.00
6/15/2008	31.60	18.30	4.77	0.00	0.00	0.00
7/15/2008	29.76	16.31	2.63	0.00	0.00	0.00
8/15/2008	27.93	14.35	0.53	0.00	0.00	0.00
9/15/2008	26.10	12.41	0.00	0.00	0.00	0.00
10/15/2008	24.28	10.50	0.00	0.00	0.00	0.00
11/15/2008	22.47	8.62	0.00	0.00	0.00	0.00
12/15/2008	20.66	6.76	0.00	0.00	0.00	0.00
1/15/2009	18.86	4.92	0.00	0.00	0.00	0.00
2/15/2009	17.06	3.11	0.00	0.00	0.00	0.00
3/15/2009	15.27	1.34	0.00	0.00	0.00	0.00
4/15/2009	13.48	0.00	0.00	0.00	0.00	0.00
5/15/2009	11.81	0.00	0.00	0.00	0.00	0.00
6/15/2009	10.14	0.00	0.00	0.00	0.00	0.00
7/15/2009	8.48	0.00	0.00	0.00	0.00	0.00
8/15/2009	6.83	0.00	0.00	0.00	0.00	0.00
9/15/2009	5.18	0.00	0.00	0.00	0.00	0.00
10/15/2009	3.54	0.00	0.00	0.00	0.00	0.00
11/15/2009	1.90	0.00	0.00	0.00	0.00	0.00
12/15/2009	0.27	0.00	0.00	0.00	0.00	0.00
1/15/2010	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1) (2)	1.94	1.56	1.24	1.00	0.92	0.85
Weighted Average Life to Maturity (years)(1)	1.94	1.56	1.24	1.00	0.92	0.85

(1)     The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)     This calculation assumes that the servicer exercises its option to purchase the contracts at its earliest opportunity to do so.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

	Class A-2 Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
11/16/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2007	100.00	100.00	100.00	100.00	100.00	98.76
11/15/2007	100.00	100.00	100.00	100.00	100.00	88.92
12/15/2007	100.00	100.00	100.00	100.00	99.42	79.32
1/15/2008	100.00	100.00	100.00	100.00	90.52	69.97
2/15/2008	100.00	100.00	100.00	100.00	81.84	60.88
3/15/2008	100.00	100.00	100.00	94.53	73.38	52.04
4/15/2008	100.00	100.00	100.00	86.65	65.15	43.46
5/15/2008	100.00	100.00	100.00	78.97	57.15	35.14
6/15/2008	100.00	100.00	100.00	71.49	49.39	27.08
7/15/2008	100.00	100.00	100.00	64.21	41.86	19.30
8/15/2008	100.00	100.00	100.00	57.14	34.57	11.79
9/15/2008	100.00	100.00	95.18	50.28	27.52	4.55
10/15/2008	100.00	100.00	88.83	43.63	20.72	0.00
11/15/2008	100.00	100.00	82.63	37.19	14.16	0.00
12/15/2008	100.00	100.00	76.58	30.98	7.86	0.00
1/15/2009	100.00	100.00	70.68	24.98	1.82	0.00
2/15/2009	100.00	100.00	64.94	19.21	0.00	0.00
3/15/2009	100.00	100.00	59.35	13.66	0.00	0.00
4/15/2009	100.00	98.68	53.92	8.35	0.00	0.00
5/15/2009	100.00	93.48	48.80	3.32	0.00	0.00
6/15/2009	100.00	88.36	43.84	0.00	0.00	0.00
7/15/2009	100.00	83.33	39.02	0.00	0.00	0.00
8/15/2009	100.00	78.38	34.36	0.00	0.00	0.00
9/15/2009	100.00	73.51	29.85	0.00	0.00	0.00
10/15/2009	100.00	68.74	25.51	0.00	0.00	0.00
11/15/2009	100.00	64.05	21.32	0.00	0.00	0.00
12/15/2009	100.00	59.45	17.29	0.00	0.00	0.00
1/15/2010	95.73	54.95	13.43	0.00	0.00	0.00
2/15/2010	90.61	50.53	9.73	0.00	0.00	0.00
3/15/2010	85.51	46.21	6.20	0.00	0.00	0.00
4/15/2010	80.43	41.99	2.85	0.00	0.00	0.00
5/15/2010	75.38	37.86	0.00	0.00	0.00	0.00
6/15/2010	70.34	33.83	0.00	0.00	0.00	0.00
7/15/2010	65.33	29.90	0.00	0.00	0.00	0.00
8/15/2010	60.34	26.07	0.00	0.00	0.00	0.00
9/15/2010	55.37	22.34	0.00	0.00	0.00	0.00
10/15/2010	50.43	18.72	0.00	0.00	0.00	0.00
11/15/2010	46.38%	15.68%	0.00%	0.00%	0.00%	0.00%

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

	Class A-2 Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
12/15/2010	42.35	12.73	0.00	0.00	0.00	0.00
1/15/2011	38.33	9.87	0.00	0.00	0.00	0.00
2/15/2011	34.33	7.09	0.00	0.00	0.00	0.00
3/15/2011	30.36	4.40	0.00	0.00	0.00	0.00
4/15/2011	26.40	1.80	0.00	0.00	0.00	0.00
5/15/2011	22.46	0.00	0.00	0.00	0.00	0.00
6/15/2011	18.54	0.00	0.00	0.00	0.00	0.00
7/15/2011	14.64	0.00	0.00	0.00	0.00	0.00
8/15/2011	10.76	0.00	0.00	0.00	0.00	0.00
9/15/2011	6.90	0.00	0.00	0.00	0.00	0.00
10/15/2011	3.07	0.00	0.00	0.00	0.00	0.00
11/15/2011	0.61	0.00	0.00	0.00	0.00	0.00
12/15/2011	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1)(2)	4.97	4.29	3.53	2.86	2.60	2.38
Weighted Average Life to Maturity (years)(1)	5.02	4.35	3.57	2.90	2.64	2.41

(1)           The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)           This calculation assumes that the servicer exercises its option to purchase the contracts at its earliest opportunity to do so.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

	Class B Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
11/16/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2005	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2006	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2007	100.00	100.00	100.00	100.00	100.00	100.00
1/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
2/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
3/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
4/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
5/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
6/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
7/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
8/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
9/15/2008	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2008	100.00	100.00	100.00	100.00	100.00	89.58
11/15/2008	100.00	100.00	100.00	100.00	100.00	60.66
12/15/2008	100.00	100.00	100.00	100.00	100.00	32.99
1/15/2009	100.00	100.00	100.00	100.00	100.00	6.58
2/15/2009	100.00	100.00	100.00	100.00	82.80	0.00
3/15/2009	100.00	100.00	100.00	100.00	58.86	0.00
4/15/2009	100.00	100.00	100.00	100.00	36.07	0.00
5/15/2009	100.00	100.00	100.00	100.00	14.47	0.00
6/15/2009	100.00	100.00	100.00	93.52	2.28	0.00
7/15/2009	100.00	100.00	100.00	73.63	0.00	0.00
8/15/2009	100.00	100.00	100.00	54.70	0.00	0.00
9/15/2009	100.00	100.00	100.00	36.74	0.00	0.00
10/15/2009	100.00	100.00	100.00	19.78	0.00	0.00
11/15/2009	100.00	100.00	100.00	3.83	0.00	0.00
12/15/2009	100.00	100.00	100.00	0.00	0.00	0.00
1/15/2010	100.00	100.00	100.00	0.00	0.00	0.00
2/15/2010	100.00	100.00	100.00	0.00	0.00	0.00
3/15/2010	100.00	100.00	100.00	0.00	0.00	0.00
4/15/2010	100.00	100.00	100.00	0.00	0.00	0.00
5/15/2010	100.00	100.00	98.53	0.00	0.00	0.00
6/15/2010	100.00	100.00	85.50	0.00	0.00	0.00
7/15/2010	100.00	100.00	73.23	0.00	0.00	0.00
8/15/2010	100.00	100.00	61.75	0.00	0.00	0.00
9/15/2010	100.00	100.00	51.06	0.00	0.00	0.00
10/15/2010	100.00	100.00	41.18	0.00	0.00	0.00
11/15/2010	100.00	100.00	32.49	0.00	0.00	0.00
12/15/2010	100.00%	100.00%	24.47%	0.00%	0.00%	0.00%

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

	Class B Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
1/15/2011	100.00	100.00	17.12	0.00	0.00	0.00
2/15/2011	100.00	100.00	10.44	0.00	0.00	0.00
3/15/2011	100.00	100.00	4.46	0.00	0.00	0.00
4/15/2011	100.00	100.00	0.54	0.00	0.00	0.00
5/15/2011	100.00	96.91	0.00	0.00	0.00	0.00
6/15/2011	100.00	86.44	0.00	0.00	0.00	0.00
7/15/2011	100.00	76.37	0.00	0.00	0.00	0.00
8/15/2011	100.00	66.71	0.00	0.00	0.00	0.00
9/15/2011	100.00	57.47	0.00	0.00	0.00	0.00
10/15/2011	100.00	48.66	0.00	0.00	0.00	0.00
11/15/2011	100.00	42.79	0.00	0.00	0.00	0.00
12/15/2011	92.06	37.20	0.00	0.00	0.00	0.00
1/15/2012	81.54	31.89	0.00	0.00	0.00	0.00
2/15/2012	71.10	26.86	0.00	0.00	0.00	0.00
3/15/2012	60.72	22.12	0.00	0.00	0.00	0.00
4/15/2012	50.41	17.68	0.00	0.00	0.00	0.00
5/15/2012	40.18	13.53	0.00	0.00	0.00	0.00
6/15/2012	30.02	9.68	0.00	0.00	0.00	0.00
7/15/2012	19.94	6.14	0.00	0.00	0.00	0.00
8/15/2012	9.93	2.91	0.00	0.00	0.00	0.00
9/15/2012	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1)(2)	5.58	4.91	4.08	3.25	2.91	2.66
Weighted Average Life to Maturity (years)(1)	6.46	6.03	4.91	3.82	3.41	3.07

(1)           The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)           This calculation assumes that the servicer exercises its option to purchase the contracts at its earliest opportunity to do so.

The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the contracts which will differ from the actual characteristics and performance of the contracts) and should be read in conjunction therewith.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.